                              DENVER PLACE PLAZA TOWER


                                 AGREEMENT OF LEASE

                                      BETWEEN

                   DENVER-STELLAR ASSOCIATES LIMITED PARTNERSHIP,

                                      LANDLORD

                                        AND

                            JATO COMMUNICATIONS CORP.,

                              A DELAWARE CORPORATION,
                                       TENANT

                                    OFFICE LEASE

                              DENVER PLACE PLAZA TOWER
                                  DENVER, COLORADO

       AGREEMENT OF LEASE (the "LEASE") is made as of the lst day of January 1999 (the "EFFECTIVE DATE") between DENVER-STELLAR ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as "LANDLORD") and JATO COMMUNICATIONS CORP., a Delaware corporation, whose present address is 5660 Greenwood Plaza Blvd., Suite 220, Englewood, Colorado 80111 (hereinafter referred to as "TENANT").

       WITNESSETH:

       Landlord hereby leases to Tenant, and Tenant hereby accepts from Landlord, the premises (hereinafter referred to as the "PREMISES") containing approximately 4,215 square feet of rentable area and designated on the plan attached hereto as EXHIBIT A and further described as in the building known as Denver Place Plaza Tower (hereinafter referred to as the "BUILDING") located at 1099 18th Street, Denver, Colorado, 80202, subject to the covenants, terms, provisions and conditions of this Lease. The Building, the land upon which it is situated, all surrounding improvements, any garage or other related improvements and all common areas appurtenant to, associated with or servicing the Building are hereinafter called the "Real Property" or the "Property".

       In consideration thereof, Landlord and Tenant covenant and agree as follows:

       1. TERM. The term of this Lease (the "TERM") shall commence on that date (the "COMMENCEMENT DATE") which is the sooner of January 1, 1999 (the "SCHEDULED COMMENCEMENT DATE") or the date upon which Tenant shall have commenced occupancy of any part of the Premises and, unless sooner terminated as provided herein, shall end, absolutely and without the need for notice from either party to the other, on June 30, 2004 (the "TERMINATION DATE"). Once the Term of the Lease has commenced, Landlord and Tenant shall confirm the Commencement Date and Termination Date of the Lease in the form of the Lease Term Agreement attached hereto as EXHIBIT C. Notwithstanding the foregoing, Tenant may enter the Premises commencing December 26, 1998, for Tenant's installation of furniture, phones and equipment. Tenant's entry of the Premises during such period prior to the Commencement Date shall be subject to all terms of the Lease except for the payment of any rent. Such early entry shall not be deemed to advance the Commencement or Termination Dates of the Lease.

       2. BASE RENT. Subject to adjustment as herein provided, the Base Rent to be paid hereunder shall be ________ per annum which shall be paid in advance on or before the first day of each calendar month during the Term, in equal monthly installments of ___________ PROVIDED, HOWEVER, that Tenant shall pay the first full monthly installment at the time of execution of this Lease. If the Term commences other than on the first day of a month or ends other than on the last day of a mouth, the Base Rent for such month shall be prorated. The Base Rent for the portion of the month in which the Term commences shall be paid on the first day of the first full month of the Term.


                                          1.

       3. COMPLETION OF IMPROVEMENTS. Landlord shall have no obligation for the completion or remodeling of the Premises, and Tenant shall accept the Premises in their "as is" condition on the Effective Date. Notwithstanding the foregoing, Landlord agrees at its sole cost and expense, to: (i) clean the carpet currently existing in the Premises by the later of December 28, 1998 or the Scheduled Commencement Date; (ii) construct prior to July 1, 1999, a common area corridor adjacent to the seventh floor elevator to provide an entry way to the Premises; and (iii) install demising walls for the Premises, as the seventh floor of the Building was previously occupied by a full floor tenant. If Tenant elects to install any improvements in the Premises, such improvements shall be carried out pursuant to Section 8 of this Lease.

       4. ADDITIONAL RENT. In addition to paying the Base Rent specified in Paragraph 2 hereof, Tenant shall pay as "additional rent", the amounts determined as hereinafter set forth in this Paragraph 4. The Base Rent and additional rent are sometimes herein collectively referred to as the "rent".
All amounts due under this lease as additional rent shall be payable in the same manner and at the same place as the Base Rent.

              (a)    DEFINITIONS.  As used in this Paragraph 4, the terms:

                     (i) OPERATING EXPENSE BASE AMOUNT. Operating Expense Base amount shall mean $5.20 per rentable square foot per annum.

                     (ii) TAX BASE AMOUNT. Tax Base Amount shall mean $1.40 per rentable square foot per annum. But in no event shall the combined Operating Expense Base Amount and Tax Base Amount be less than $6.60 per rentable square foot.

                     (iii) CALENDAR YEAR. Calendar Year shall mean each calendar year in which any part of the Term falls, through and including the year in which the Term expires.

                     (iv) TENANT'S PROPORTIONATE SHARE. Tenant's Proportionate Share shall mean 0.82% being the percentage calculated by dividing 4,215 square feet, the rentable area of the Premises provided at the beginning of this Lease, by 514,000 square feet (being 95% of the rentable all of the office space in the Building). The rentable area of the Premises has been calculated according to a method pursuant to which a portion of the common areas has been deemed included in the Premises.

                     (v) TAXES. Taxes for any Calendar Year shall mean the Building's Proportionate Tax Share of all real estate taxes and assessments, special or otherwise, levied or assessed upon that parcel of land known as Lots I through 32 inclusive and adjacent vacated alley, block 95, East Denver Subdivision (the "LAND") and/or the building during such Calendar Year; PROVIDED, HOWEVER, that if Landlord subdivides the Land so that the Building is located on its own tax lot (i.e., there are no other buildings on such tax lot), then (1) such separate tax lot shall be referred to as the "BUILDING TAX LOT", and (2) for each year that the Building Tax Lot is taxed separately from the remainder of the Land, the term "Taxes" shall mean all real estate taxes and assessments, special or otherwise, levied or assessed upon the Building Tax Lot and/or the Building during such Calendar Year. For purposes of this subparagraph "Buildings Proportionate Tax Share" for any Calendar Year shall mean the fraction the numerator of which is equal to the assessed valuation for the Building only for such Calendar Year and the


                                          2.

denominator of which is equal to the sum of the assessed valuations for all buildings and improvements on the Land (including the Building) for such Calendar Year. Should the State of Colorado, or any political subdivision thereof, or any other governmental authority, impose a tax, assessment, charge or fee, which Landlord shall be required to pay, wholly or partially in substitution of any of the above Taxes, all such taxes, assessments, fees or charges shall be deemed to constitute Taxes hereunder but shall be computed as if the Real Property and any other shared use real property referred to in this subparagraph were the only real property of Landlord. "Taxes" shall also include all fees and costs, including reasonable attorneys' fees, appraisals and consultants' fees, incurred by Landlord in seeking to obtain a reduction of, or a limit on, any increase in any Taxes (regardless of whether any reduction or limitation is obtained). In the event that the Real Property shall be for any taxes or assessments assessed under the same assessment as other real property, the amount of such taxes or assessment to be included within Taxes shall be such portion thereof as Landlord fairly and equitably shall deem attributable thereto,

                     (vi) OPERATING EXPENSES. Operating Expenses shall mean all expenses, costs and disbursements (other than Taxes) of every kind and nature paid or incurred by or on behalf of Landlord in connection with the ownership, management, operation, maintenance and repair of the Property (and, as allocated by Landlord, those paid or incurred in connection with the ownership, operation, maintenance, management and repair of any garage or other improvements the use of which is shared by the Building and one or more other buildings) except the following:

                            (1)    costs of alterations of any tenant's
premises;

                            (2)    principal or interest payments on loans
secured by mortgages or trust deeds on the Real Property;

                            (3)    costs of capital improvements, except that
Operating Expenses shall include the costs as amortized over such number of years as Landlord may reasonably determine, with interest at the rate of 12% per annum on the unamortized amount, of any capital improvements which, (1) in Landlord's reasonable opinion, will have the effect of reducing any component cost included within Operating Expenses, (2) are made or installed to assure compliance with all governmental rules and regulations applicable from time to time, or (3) under generally applied real estate accounting practices may be expensed or treated as deferred expenses (and the amortization and interest so determined for each Calendar Year shall be included in Operating Expenses for that Calendar Year); and

                            (4)    leasing commissions for space in the
Building.

              (b)    EXPENSE ADJUSTMENT.

                     (i) Tenant shall pay as additional rent for each Calendar Year, that amount ("EXPENSE ADJUSTMENT AMOUNT") which is Tenant's Proportionate Share of the amount by which the Operating Expenses incurred with respect to such Calendar Year exceed the Operating Expense Base Amount; PROVIDED, HOWEVER, that in determining the amount of Operating Expenses for each Calendar Year, if less than 95% of the rentable office area of the


                                          3.

Building shall have been occupied at any time during such Calendar Year, Operating Expenses shall be deemed for such Calendar Year to be in the amount reasonably determined by Landlord to be equal to that amount of like expenses which normally would be expected to be incurred had such occupancy been 95% throughout such Calendar Year.

                     (ii) The Expense Adjustment Amount with respect to each Calendar Year shall be paid in monthly installments, in advance on the first day of each calendar month during the course of such year, in amounts estimated from time to time by Landlord and communicated by written notice to Tenant. Landlord shall cause to be kept books and records showing Operating Expenses in accordance with generally accepted accounting principles. Following the close of each Calendar Year, Landlord shall cause the amount of the Expense Adjustment Amount for such Calendar Year to be computed based on Operating Expenses for such Calendar Year, and Landlord shall deliver to Tenant a statement of such amount; thereupon Tenant shall pay any deficiency as shown by such statement to Landlord within 30 days after receipt of such statement. If the total of the estimated monthly installments paid by Tenant during any Calendar Year exceed the actual Expense Adjustment Amount due from Tenant for such Calendar Year, then, at Landlord's option, such excess shall be either credited against payments next due hereunder or refunded by Landlord, provided Tenant is not then in default hereunder.

              (c) ADJUSTMENT FOR SERVICES NOT RENDERED. If Landlord shall not be furnishing any particular work or service (the cost of which, if furnished by Landlord would be included in Operating Expenses) to a tenant who undertakes to itself perform or obtain such work or service in lieu of the furnishing thereof by Landlord, Operating Expenses shall be deemed for purposes of this Paragraph 4 to be increased by an amount equal to the additional Operating Expenses, as reasonably determined by Landlord, which would have been incurred during such period if Landlord had at its own expense furnished such work or service to such tenant.

              (d) TAX ADJUSTMENT. Tenant shall pay as additional rent for each Calendar Year that amount (the "TAX ADJUSTMENT AMOUNT") which is Tenant's Proportionate Share of the amount by which the Taxes incurred with respect to such Calendar Year exceed the Tax Base Amount. The Tax Adjustment Amount with respect to each Calendar Year shall be paid in monthly installments, in an amount estimated from time to time by Landlord and communicated by written notice to Tenant. Following the close of each Calendar Year, Landlord shall cause the amount of the Tax Adjustment Amount for such Calendar Year to be computed based on Taxes for such Calendar Year and Landlord shall deliver to Tenant a statement of such amount and Tenant shall pay any deficiency as shown by such statement to Landlord within 30 days after receipt of such statement.
If the total of the estimated monthly installments paid by Tenant during any Calendar Year exceeds the actual Tax Adjustment Amount due from Tenant for such Calendar Year, then, at Landlord's option such excess shall be either credited against payments next due hereunder or refunded by Landlord, provided Tenant is not then in default hereunder. The amount of any refund of Taxes received by Landlord shall be credited against Taxes for the year in which such refund is received. In determining the amount of Taxes for any year, the amount of special assessments to be included shall be limited to the amount of the installment (plus any interest payable thereon) of such special assessment required to be paid during such year as if the Landlord had elected to have such special assessment paid over the maximum



                                          4.

period of time permitted by law; if the authority to whom such assessment is to be paid shall not permit such assessment to be paid in installments, the amount of such assessment shall be treated as being amortized over such number of calendar years, beginning with the Calendar Year in which the assessment is payable, as Landlord shall reasonably determine, with interest at the rate of 15% per annum on the unamortized amount, and such amortization and interest for each Calendar Year shall be included in Taxes for that Calendar Year.

              (e) PARTIAL YEAR. If only part of any Calendar Year shall fall within the Term, the amounts computed as additional rent, with respect to such Calendar Year under the foregoing provisions of this Paragraph 4 shall be prorated in proportion to the portion of such Calendar Year falling within the Term, but the expiration or termination of this Lease prior to the end of such Calendar Year shall not impair the Tenant's obligation hereunder to pay such prorated portion of such additional rent with respect to that portion of such year falling within the Term.

              (f) DISPUTES. Any statement furnished to Tenant by Landlord under the provisions of this Paragraph 4 shall constitute a final determination as between Landlord and Tenant as to the rent set forth therein due from Tenant for the period represented thereby, unless Tenant, within 60 days after such statement is furnished, shall give a notice to Landlord that it disputes the correctness thereof, specifying in detail the basis for such assertion. Pending resolution of such dispute, Tenant shall pay all disputed amounts in accordance with the statement furnished by Landlord. Landlord agrees, upon prior written request, during normal business hours to make available for Tenant's inspection, at Landlord's offices, Landlord's books and records which are relevant to any items in dispute, provided Tenant has paid all amounts billed to Tenant on account of the Expense Adjustment Amount and the Tax Adjustment Amount and all installments thereof and all other rents and sums then and previously due under this Lease.

              (g) PLACE OF PAYMENT. Tenant shall, without any demand therefor and without set-off, pay to DENVER-STELLAR ASSOCIATES LTD. PARTNERHSIP, A/R DEPARTMENT, DENVER, COLORADO 80256-0170, or to such other person and/or at such other place as Landlord may from time to time direct by notice given to Tenant, the Base Rent as well as all other sums which may become due by Tenant under this Lease. All such other sums shall be payable as additional rent.

              (h)    TENANT TAXES.

                     (i)    Any provision hereof to the contrary
notwithstanding, Tenant shall, upon demand from time to time, as additional rent, pay to Agent or, as Landlord may direct, to Landlord or to the tax collecting authority, the full amount of all taxes, levies, charges and assessments legally required or authorized to be collected by Landlord from Tenant or any subtenant or occupant of the Premises and all taxes, levies, charges and assessments legally required to be paid by Landlord (or imposed upon the Property), other than taxes based on Landlord's income, if not paid by or collected from Tenant or a subtenant or occupant of the Premises. Tenant hereby agrees to defend, indemnify and hold harmless Landlord from and against all loss, cost, liability and expenses (including counsel fees and costs of litigation) which Landlord may suffer, incur or be exposed to as a result of any assertion against Landlord of


                                          5.

liability for any of the taxes referred to in this subparagraph (h), and from and against any penalties or interest relating thereto, which Tenant fails to pay pursuant hereto.

                     (ii) Tenant shall timely pay when due all taxes, levies, charges and assessments which are required to be paid by Tenant with respect to Tenant's use or occupancy of the Premises or which are or could become a lien upon the personal property, trade fixtures, furniture or facilities of Tenant on the Premises. Tenant hereby agrees to defend, indemnify and hold harmless Landlord from and against all loss, cost, liability and expense (including, without limitation, counsel fees and costs of litigation) which Landlord may suffer or incur, or to which Landlord may be exposed, as a result of Tenant's failure to pay any of the foregoing.

                     (iii) Within 15 days after each date upon which such taxes are due, Tenant shall deliver to Landlord official receipts for the payment of all taxes due with respect to the personal property, trade fixtures, furniture or facilities of Tenant on the Premises. In addition, within 15 days after written notice from Landlord to do so, Tenant shall deliver to Landlord official receipts for the payment of all other taxes, levies, charges and assessments within the scope of subparagraph (ii) above that were due and payable in the calendar year in which such notice is given and in the preceding calendar year. If Tenant shall fail to present any of the receipts referred to in this subparagraph within the times set forth herein, Landlord shall have the right to pay the amounts of the taxes which Landlord reasonably determines would have been covered thereby, together with the full interest and penalties chargeable thereon in accordance with law, and Landlord shall, upon demand, be entitled to reimbursement for all of such payments together with interest at the "Lease Interest Rate" (defined in Paragraph 21 hereof.

                     (iv) Tenant shall cause all of the personal property, trade fixtures, furniture and facilities of Tenant on the Premises, and all alterations, additions and improvements made by Tenant to the Premises which for purposes of personal property taxes are treated as personal property (such as built-in cabinets, counters and partitions) to be assessed separately from Landlord's property, and, if they are not so separately assessed, Landlord shall be entitled to reimbursement, within 10 days after demand made from time to time, for any tax payable by Landlord which is attributable to any of such items taxable as personal property.

              (i) DELAY IN COMPUTATION. Delay in computation of the Expense Adjustment Amount or Tax Adjustment Amount shall not be deemed a default hereunder or a waiver of Landlord's right to collect any of such amounts.

       5. USE OF PREMISES. Tenant shall use and occupy the Premises solely as a general business office and for no other purpose.

       6. CONDITION OF PREMISES. The Tenant's taking possession of the Premises or any portion thereof shall be conclusive evidence that the Premises or any such portion was in good order and satisfactory Condition when the Tenant took possession. At the expiration or other termination of this Lease or of Tenant's right of possession, Tenant shall leave the Premises, and during the Term will keep the same, in good order and condition, ordinary wear and tear, damage by fire or other casualty (which fire or other casualty has not occurred through the negligence of Tenant or those claiming under Tenant or their employees or invitees


                                          6.

respectively) alone excepted; and for that purpose, Tenant shall make all necessary repairs and replacements. Tenant shall give Landlord prompt notice of any damage to or accident upon the Premises and of any breakage or defects in the window glass, wiring or plumbing, heating, ventilating or cooling or electrical apparatus or systems on or serving the Premises. Tenant shall at the expiration or termination of this Lease or of Tenant's right of possession, also have had removed from the Premises all furniture, trade fixtures, office equipment and all other items of Tenant's property (including, without limitation, the items Tenant is required to remove pursuant to Paragraph 8(b) hereof) so that Landlord may again have and repossess the Premises. All such items not removed from the Premises at such expiration or termination, shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant or any other party with an interest in such Property and without any obligation to account therefor. Tenant shall pay Landlord all expenses incurred in connection with the disposition of such property, and if Landlord shall choose to store any such items, Landlord shall have no liability for the safekeeping thereof and such items may not be retrieved by Tenant or any other person except upon payment of such charges as may be imposed for the removal and storage, Tenant shall comply with all laws, rules, orders, ordinances and regulations at any time issued or in force by any lawful authority, applicable to Tenant or any other occupant of the Premises, or to the Premises, or to the use or occupancy of the Premises. Tenant shall, upon demand, pay to Landlord the amount of any damages suffered or incurred by Landlord as a result of any injury to any part of the Property other than the Premises, done by Tenant or any subtenant or any agent, employee, contractor or invitee of Tenant or any subtenant, including, without limitation, damage done by the bringing or removal of furniture and other property. Tenant shall forthwith repair all damage done to the Premises by installation or removal of furniture and property by Tenant or any subtenant or by any agent, employee, contractor or invitee of Tenant or of any subtenant or, if Landlord shall so request, pay to Landlord the cost of such repair. Tenant shall not do or commit, or suffer or permit to be done of committed, any act or thing as a result of which any Policy of insurance of any kind on or in connection with the Property shall become void or suspeded, or any insurance risk on or in connection with the Building or any other portion of the Property shall (in the opinion of the insurer or any insurance organization) be rendered more hazardous or require payment of a greater premium; without limitation of any other rights and remedies of Landlord, Tenant shall pay as additional rent the amount of any increase of premiums for such insurance, resulting from any breach of this provision. Tenant shall leave the Premises in a reasonably tidy condition on all days upon which janitorial services are to be provided by Landlord. Landlord shall, at Landlord's expense, replace any glass broken in the Premises windows in the exterior walls of the Building, unless such glass is broken by Tenant, its servants, employees, agents, invitees, licensees or contractors, in which case Tenant shall, upon demand, pay the cost of replacement by Landlord. Tenant shall replace and pay for any other glass broken in or about the Premises.

       7.     SERVICES.

              (a) LIST OF SERVICES. Landlord shall provide the following services on all days during the Term, except Sundays and holidays, unless otherwise stated:

                     (i) Heating, ventilation and air conditioning, as deemed appropriate by Landlord, from Monday through Friday within the period from 6: 00
a. m. to 6: 00 p. m. and on Saturday within the period from 8:00 a.m. to 1:00 p.m., holidays excepted. Tenant, within ten


                                          7.

days after its receipt of each bill therefor, will pay for all heating, ventilating and air conditioning requested and furnished at other times, at rates to be established from time to time by Landlord, which rates shall not exceed landlord's actual costs of labor and utilities plus a reasonable administration fee. Landlord shall not be responsible for the failure of the HVAC system to provide normal comfort if such failure results from occupancy of the Premises by more than an average of one person for each 200 square feet of floor area or if Tenant uses heat-producing equipment or equipment the electrical load of which, when combined with the load of all lighting fixtures, exceeds 4.2 watts per square foot of floor area in any one room or area. Unless otherwise consented to by Landlord, window coverings shall be uniform in the Building and shall be closed when exterior office windows are exposed to the sun without regard to Tenant's specific use of the space or to the installation of any computers or data processing equipment. In addition, if the Premises are used in a manner exceeding the aforementioned occupancy and electric load criteria or if such window covering requirement shall not be observed or if heat-producing or controlled climate equipment is used, Tenant shall pay to Landlord, promptly upon billing, Landlord's additional costs of supplying air conditioning resulting from such causes, at such rates as Landlord shall establish therefor, which rates shall not exceed Landlord's actual additional costs related thereto plus a reasonable administration fee. If due to use of the Premises in a manner exceeding the aforementioned occupancy and electrical load criteria, or due to the arrangement of partitioning, or the use of heat-producing or controlled climate equipment, or the distribution system within the Premises, impairment of normal operation of the HVAC system in the Premises results, necessitating changes in HVAC distribution system within the Premises, such changes may be made by Landlord upon request by Tenant at Tenant's sole cost and expense, provided that they can be accommodated by Landlord's systems. Tenant agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of the HVAC system. After Landlord has balanced the air-conditioning system for Tenant, if Tenant installs partitions, equipment, or fixtures requiring rebalancing of the system, Landlord at Tenant's request and at Tenant's expense (which shall be charged as additional rent payable upon demand) shall endeavor to do such rebalancing.

                     (ii) Subject to subparagraph 7(b) hereof, electrical energy for standard building lighting fixtures provided by Landlord and for the operation of desk-top office equipment, provided that (A) the connected electrical load of such equipment (exclusive of standard building lighting fixtures) does not exceed an average of 2.5 watts per square foot of the Premises and (13) the electricity so furnished for equipment uses will be at a nominal 120 volts and no electrical circuit for the supply of such use need have a current capacity exceeding 20 amperes. If Tenant's requirements for electricity are in excess of those set forth in the preceding sentence, and if, in Landlord's sole judgment, Landlord's facilities are inadequate for such additional requirements and if electrical energy for such additional requirements is available to Landlord, Landlord upon written request and at the sole cost and expense of Tenant, will furnish and install, or, at Landlord's sole discretion, permit Tenant to furnish and install, such additional wires, risers, conduits, feeders and switchboards as reasonably may be required to supply such additional requirements of Tenant provided (1) that the same shall be permitted by applicable laws and insurance regulations, (2) that, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building,
(3) that, in Landlord's sole


                                          8.

judgment, the same will not in any way diminish or adversely affect the electricity which Landlord deems should remain available for other tenants, and
(4) that Tenant, at Tenant's expense, shall, concurrently with the making of such written request, execute and deliver to Landlord, Tenant's written undertaking, in form and substance satisfactory to Landlord, obligating Tenant to fully and promptly pay the entire cost and expense of so furnishing and installing any additional wires, risers, conduits, feeders and/or switchboards.

                     (iii) Ordinary water from the regular Building outlets for drinking, lavatory and toilet purposes.

                     (iv) Janitorial services Monday through Friday in and about the Premises (except holidays). If any material use made of the Premises after 6:00 p.m. shall by reason of work force scheduling or security, overtime, union rules or otherwise cause any increase, in Landlord's cost for providing janitorial services, Tenant shall, as additional rent, pay all bills for reimbursement of Landlord for such increase, within ten days after Tenant's receipt of such bill. All janitorial services shall be performed solely at Landlord's discretion without interference from Tenant.

                     (v)    Automatic passenger elevator service at all times.

                     (vi) Freight elevator services subject to reasonable scheduling by Landlord.

              (b)    BILLING FOR ELECTRICITY.

                     (i) LANDLORD'S PAYMENT FOR NORMAL SERVICE. Landlord shall provide and pay for electric service as described in the first sentence of subparagraph 7(a)(ii) during the period from 6:00 a.m. to 6:00 p.m. from Monday through Friday, and during the period from 8:00 a.m. to 1:00 p.m. on Saturday, holidays excepted. In the event that Landlord, in Landlord's sole discretion, determines that Tenant's use of electricity exceeds the service to be provided under the first sentence of subparagraph 7(a)(ii) above or goes materially beyond the hours specified in this subparagraph 7(b)(i), Tenant shall pay, as additional rent, such amounts for such excess and/or other hours use as shall be required under subparagraph 7(b)(ii) and (iii) below.

                     (ii) MEASURED USAGE. In the event that Tenant's use of the Premises includes the use of computers or other electrical equipment or fixtures causing, in Landlord's sole determination, Tenant's use of electric service to exceed the service to be provided under the first sentence of subparagraph 7(a)(ii) above, or if there shall be at the Premises any other hours (i.e. outside the hours specified in 7(b)(i)) use of electricity which Landlord believes may be material, Landlord shall install in the Premises or elsewhere, if Landlord shall so elect, or, if Tenant shall so request and if feasible in Landlord's reasonable judgment, one or more meters or other devices to measure the electricity used by such computers or other equipment or fixtures and/or such other hours use; and Tenant shall pay Landlord for such electricity within ten days after submission of each bill by Landlord therefor, at such rates as shall be from time to time determined by Landlord, provided that the rates charged by Landlord shall not exceed Landlord's cost (including, without limitation, taxes, fuel adjustment charges, and other like charges regularly passed on to customers by public utility companies and transformer costs) of supplying


                                          9.

such electricity as determined by Landlord using reasonable accounting methods; and the cost of obtaining and installing such meters or other devices shall be paid by Tenant to Landlord within ten days after submission of each bill by Landlord to Tenant therefor.

                     (iii) ESTIMATED USAGE. For any other hours use of electricity determined by Landlord to be material, and for any use of electricity which is determined by Landlord to be in excess of the service to be provided under the first sentence of subparagraph 7(a)(ii) above, and which is not actually measured, Tenant shall pay to Landlord, in monthly installments at the times prescribed for the monthly installments of the Base Rent, amounts, as reasonably estimated by Landlord from time to time, which Tenant would be required to pay for such excess and/or other hours electrical service if the same were actually measured as provided in subparagraph (b)(ii) above.

              (c) INTERRUPTION OF SERVICE. Tenant agrees that Landlord shall not be liable for damages (by abatement of rent or otherwise) for failure to furnish or delay in furnishing any service, or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, renewals, or improvements, by any strike, lockout or other labor trouble, by inability to secure fuel, by governmental laws, regulations or orders, by Landlord's compliance, in whole or in part with any government promulgated program (whether voluntary or mandatory), for conservation of energy by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of the Tenant's use and possession of the Premises or relieve the Tenant from paying rent or performing any of its obligations under this Lease. Landlord's obligation to furnish services shall also be further conditioned upon the availability of adequate energy sources from the public utility companies then servicing the downtown Denver area.

       8.     ALTERATIONS.

              (a) Tenant shall not, without the prior written consent of Landlord, make any alterations, improvements or additions to the Premises. If Landlord consents to any alterations, improvements or additions, it may impose such conditions with respect thereto as Landlord deems appropriate, including, without limitation, Landlord's approval of plans and specifications for the work (but Tenant shall not be entitled to rely upon such approval as evidencing that the plans and specifications are proper in any respect), use of Landlord's approved contractors to perform the work (it being agreed that W.B. Keiding is pre-approved by Landlord), insurance against liabilities which may arise out of such work, permits necessary for such work and as-built drawings upon completion of such work and the furnishing to Landlord of such security as is determined by Landlord to be appropriate for the proper completion of such work and its completion free of mechanics', materialmen's and similar liens or claims thereof. Upon Tenant's request, Landlord shall provide Tenant with the currently existing architectural, plumbing, mechanical and electrical "as-built" drawings of the Premises. All work done by Tenant or its contractors shall be done in a first-class workmanlike manner, using only good grades of materials and without disturbing other tenants and shall comply with all insurance requirements and all applicable laws or ordinances and rules and regulations of governmental departments or agencies. Before proceeding with any such work, Tenant shall reimburse


                                         10.

Landlord for Landlord's costs of Landlord's architects' review of Tenant's plans and specifications. Any work performed by or for Tenant shall be performed by competent workmen whose labor union affiliations are compatible with those of the workmen who may be employed in the Building by Landlord, its contractors or subcontractors, and Landlord shall have the right, at its option, to directly supervise the work, which supervision shall be for the protection of Landlord's interest only.

              (b) All alterations, additions or improvements made by Tenant and all fixtures attached to the Premises shall become the property of Landlord and remain at the Premises or, at Landlord's option, Landlord may designate any or all of the foregoing to be removed at the cost of Tenant before the expiration or sooner termination of this Lease, by giving Tenant written notice thereof at the time Landlord approves Tenant's plans for such alterations, additions or improvements, and in such event Tenant shall repair all damage to the Premises caused by the installation and/or removal thereof. Tenant shall not permit or suffer any signs advertisements or notices to be displayed, inscribed upon or affixed on any pan of the outside or inside of the Premises, or in the Building, except on the entrance doors of the Premises, and then only of such size, color and style as Landlord may approve, Landlord shall have the right to remove unauthorized signs at Tenant's expense.

       9.     LIENS.

              (a) Tenant shall not permit there to be filed against the Property or Landlord's interest therein or any part of either, and shall within ten days after Tenant has notice of the claim or lien, remove or have removed, any mechanics', or materialmen's or other lien, or claim thereof, filed by reason of work, labor, services or materials provided for or at the request of Tenant (other than work, labor, services or materials provided by the Landlord) or any subtenant or occupant or for any contractor or subcontractor employed by Tenant or any subtenant or occupant, and shall exonerate, protect, defend and hold free and harmless Landlord against and from any and all such claims or liens. Without limitation of the foregoing, if any such claim or lien be filed, Landlord may, but shall not be obligated to, discharge it either by paying the amount claimed to be due in the claim or lien or by procuring the discharge of such lien or claim by deposit or by bonding proceedings. Any amount so paid by Landlord and all costs and expenses, including, without limitation, reasonable attorney's fees, in connection therewith, together with interest thereon at the Lease Interest Rate (hereinafter defined) from the respective dates of Landlord's making of the payments and incurring of the costs and expenses, shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

              (b) At least ten days before the commencement of any work ordered by Tenant on the Premises, Tenant shall notify Landlord of the proposed work and of the names and addresses of the persons supplying labor and materials for the proposed work so that Landlord may avail itself of the provisions of statutes such as C.R.S. 1973 38-22-105(2). During any such work on the Premises, Landlord, or its representatives, shall have the right to go upon and inspect the Leased Premises at all reasonable times, and shall have the right to post and keep posted thereon notices such as those provided for by C.R.S. 1973 38-22-105(2) or to take any action that Landlord may deem advisable to protect Landlord's interest in the Premises,


                                         11.

       10.    INSURANCE AND WAIVER OF SUBROGATION.

              (a) Tenant, at its sole cost, shall maintain with responsible insurance companies acceptable to Landlord and qualified to do business in Colorado, general comprehensive public liability insurance against claims for personal injury (including death) and property damage, arising from occurrences in, on and about the Premises, with coverage on an occurrence basis in all cases of not less than a combined single limit of $3,000,000.00 per occurrence. Landlord shall be designated a named insured in the policies for such insurance, which shall contain endorsements providing that the naming of more than one insured shall not operate to limit or void the coverage of any named insured relating to claims by another named insured.

              (b) Tenant, at its sole cost, shall maintain with responsible insurance companies acceptable to Landlord and qualified to do business in Colorado, "All Risk" or equivalent insurance upon all personal property upon the Premises and all equipment, fixtures, additions, alterations and improvements and betterments installed by or for Tenant upon the Premises, including, without limitation, anything in the nature of a leasehold improvement, in an amount which is at least 90% of the full replacement cost thereof, which insurance shall name Landlord as a named insured and Landlord's mortgagees as mortgagees under a standard mortgagee clause. In the event of damage or destruction to any leasehold improvements, Tenant shall use the proceeds of such insurance to repair or restore such leasehold improvements. If this Lease shall be terminated pursuant to Paragraph 11(a) on account of damage by fire or other casualty to the Building or the Premises, Landlord shall be entitled to all of the insurance proceeds payable under the aforesaid insurance relating to the leasehold improvements and the Premises.

              (c) Tenant shall, prior to the commencement of the Term, and at least 30 days prior to the expiration date of each policy, furnish to Landlord certificates evidencing the coverage required hereinabove in this Paragraph and the renewal thereof, which certificates shall state that such insurance coverage may not be materially changed or cancelled without at least ten days prior written notice to Landlord and Landlord's mortgagee.

              (d) Notwithstanding anything herein to the contrary, Landlord and Tenant each hereby release the other, its officers, directors, partners, agents and employees (and Tenant hereby also releases Agent, its partners, officers, directors, agents and employees), to the extent of the releasing party's coverage under its insurance policies, from any and all liability for any loss or damage which may be inflicted upon the property of such party, notwithstanding that such loss or damage shall have arisen out of the negligence of the other party, its partners, officers, directors, agents or employees; PROVIDED, HOWEVER, that this release shall be effective only with respect to occurrences occurring during such time as the appropriate policy of insurance of the party so releasing shall contain a clause to the effect that such release shall not affect the said policy or the right of the insured to recover thereunder.

       11.    FIRE OR CASUALTY.

              (a) If the Premises or the Building (including machinery or equipment used in the operation of the Building) shall be damaged by fire or other casualty and if such damage does


                                         12.

not render all or a substantial portion of the Premises or Building untenantable, then Landlord shall repair and restore the same with reasonable promptness, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's reasonable control. If any such damage renders all or a substantial portion of the Premises or Building untenantable, Landlord shall have the right to terminate this Lease (with appropriate prorations of rent being made for Tenant's possession subsequent to the date of such damage of those tenantable portions of the Premises) upon giving written notice to the Tenant at any time within 120 days after the date of such damage; and if such notice is given Landlord shall have no obligation to repair or restore. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease by virtue of any delays in completion of such repairs and restoration. Rent, however, shall abate on those portions of the Premise as are, from time to time, untenantable as a result of such damage.

              (b) Notwithstanding anything to the contrary herein set forth, Landlord shall have no duty pursuant to this Paragraph 11 to repair or restore any portion of any alterations, additions or improvements in the Premises or the decorations thereto except to the extent that such alterations, additions, improvements and decorations were provided by Landlord at the beginning of the Term.

       12. WAIVER OF CLAIMS; INDEMNIFICATION. To the extent not prohibited by law Landlord, Agent and their respective officers, directors, partners, agents, servants and employees shall not be liable for, and it and they are hereby released by Tenant from all liability for, any damage either to person or property or resulting from the loss of use thereof or any other loss, or any death, sustained by Tenant or by other persons claiming through Tenant due to the Property or any part thereof or any appurtenances thereof becoming out of repair, or due to the happening of any accident or event in, on or about the Property, or due to any act or neglect of any tenant or occupant of the Building or of any other person, or to the extent due to Landlord's gross negligence or willful misconduct. This provision shall apply particularly, but not exclusively, to damage caused by gas, electricity, snow, frost, steam, sewage, sewer gas or odors, fire, water or by the bursting or leaking of pipes, faucets, sprinklers, plumbing fixtures and windows, and shall apply without distinction as to the person (whether Landlord, Agent or other) whose act or neglect was responsible for the damage and whether or not such act or neglect occurred before, at or after the execution of this Lease, and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind. Tenant further agrees that all personal property of Tenant upon the Premises, or upon loading docks, receiving and holding areas, or elsewhere in, on or about the Property, shall be at the risk of Tenant only, and that neither Landlord nor Agent, nor their partners, directors or officers, shall be liable for any loss or damage thereto or theft thereof. Without limitation of any other provisions hereof, Tenant agrees to defend, protect, indemnify and save harmless Landlord and Agent, and their respective partners, officers, directors and employees, from and against all liability to third parties arising out of the acts or omissions of Tenant or any subtenant or the servants, agents, employees, contractors, suppliers, workmen and invitees of Tenant or any subtenant.

       Tenant agrees to indemnify and save harmless, and upon request, defend, Landlord, Agent, and their respective partners, directors, officers and employees (herein called


                                         13.

"INDEMNITIES") against and from any and all claims by or on behalf of any person, arising out of or related to:

              (a) Tenant's use or occupancy of the Premises or the conduct of its business, or any activity, work, or thing, permitted or suffered by Tenant, in, on or about the Premises or the Property;

              (b)    any occurrence in, on or about the Premises;

              (c) any breach or default on Tenant's part in the performance or observance of, or compliance with, any term, covenant or condition on Tenant's part to be performed pursuant to the terms of this Lease; or

              (d) any act or negligence of Tenant or any subtenant, or any of their respective agents, contractors, servants, employees, invitees or licensees, whether or not the fault or negligence of Landlord, or of any other indemnitee or of the agents, contractors, servants, employees, invitees or licensees of Landlord or any indemnitee, (whether or not occurring before or after the execution of this Lease), contributed thereto or was the cause thereof, and from and against all costs, counsel fees, expenses, penalties, fines and liabilities which Landlord or any other indemnitee may suffer or incur in connection with any such claim and any action or proceeding brought with respect thereto. In the event that any action or proceeding shall be brought by reason of any such claim, against any party to be indemnified hereunder, Tenant covenants that Tenant, upon notice from such party and at Tenant's expense, shall resist and defend such action or proceeding by counsel reasonably satisfactory to such party.

       13. NONWAIVER. No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy on account of the violation of such provision, even if such violation be continued or repeated subsequently, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of moneys by Landlord or its agents from Tenant after the termination of this Lease shall in any way alter the length of the Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given Tenant prior to the receipt of such moneys, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any rent due, and the payment and acceptance of payment of rent shall not waive or affect said notice, suit or judgment.

       14. CONDEMNATION. In the event that the whole of the Premises shall be lawfully condemned or taken for a public or quasi-public use, this Lease shall terminate as of the date that possession is to be surrendered to the condemnor or taking authority. In the event that there shall be a lawful condemnation or taking for any public or quasi-public use of any part of the Building, without there being condemned or taken all of the Premises, then, at the option of Landlord, exercisable by notice given to Tenant not later than 90 days after the date upon which Landlord receives notice of the taking or condemnation, this Lease shall terminate as of the date that possession of the Premises taken is required to be surrendered to the condemnor or taking authority. In the event of any such taking or condemnation of all or any part of the Premises or of all or any part of the Property, Tenant shall have no claim against Landlord and shall not have


                                         14.

any claim or right to any portion of the amount that may be awarded as damages or paid as a result of such taking or condemnation; and all rights of Tenant to damages therefor are hereby assigned by Tenant to Landlord and Tenant shall have no claim against Landlord or the condemnor for the value of the unexpired term of this Lease. HOWEVER, the foregoing provisions of this section shall not be construed to deprive Tenant of the right to claim and receive payment from the condemnor or taking authority for moving and related expenses as long as such claim or the payment thereof does not reduce the award which Landlord would otherwise be entitled to receive. In the event of any such taking or condemnation of part of the Premises, the Base Rent, the Tax Adjustment and the Operating Expense Adjustment shall be proportionately reduced from the date that possession is required to be surrendered to the condemnor or taking authority.

       15. ASSIGNMENT AND SUBLETTING. Tenant shall not, without the prior written consent of Landlord (which shall not be unreasonably withheld in the case of an assignment or subletting), (a) assign, convey or mortgage this Lease or any interest hereunder; (b) suffer to occur or permit to exist any assignment of this Lease, or any lien upon Tenant's interest hereunder, whether voluntarily, involuntarily or by operation of law; (c) sublet the Premises or any part thereof, or (d) permit the use of the Premises by any parties other than Tenant and its employees. Any such action on the part of Tenant without Landlord's consent, shall be void and of no effect. Landlord's consent to any assignment, subletting or transfer or Landlord's election to accept any assignee, subtenant or transferee as the tenant hereunder and to collect rent from such assignee, subtenant or transferee shall not release Tenant or any subsequent tenant from any covenant or obligation under this Lease. Landlord's consent to any assignment, subletting or other act or occurrence requiring Landlord's consent shall not constitute a waiver of Landlord's right to withhold its consent to any future assignment, subletting or act or occurrence requiring Landlord's consent. Without limitation of the circumstances in which Landlord's withholding of consent to an assignment or subletting shall not be unreasonable, it shall not be unreasonable for Landlord to withhold its consent if the reputation, financial responsibility, or business of the proposed assignee or subtenant is unsatisfactory to Landlord, or if Landlord deems such business to be not consonant with that of other tenants in the Building, or if the intended use by the proposed assignee or subtenant conflicts with any commitment made by Landlord to any other tenant in the Building, or if in Landlord's judgment the assignment or subletting will have financial consequences adverse to Landlord's interest, or if the proposed assignee or subtenant shall be (i) a government or any subdivision or agency thereof, (ii) a school, college, university or educational institution of any type, whether for profit or non-profit or (iii) an employment, recruitment or temporary help service or agency or (iv) an existing or former tenant of the Project or any affiliate or guarantor thereof who defaulted under any of its lease obligations to Landlord or any affiliate of Landlord.

       At least 15 days prior to any proposed subletting or assignment, Tenant shall submit to Landlord a statement seeking Landlord's consent and containing the name and address of the proposed subtenant or assignee, the terms of the proposed sublease or assignment (including, without limitation, the date upon which the assignee or subtenant is to take possession) and such financial and other information with respect to the proposed assignee or subtenant as Landlord reasonably may request. Landlord shall indicate its consent or non-consent within 11 days of its receipt of said statement.


                                         15.

       Contemporaneously with any request or proposal by tenant to sublet or assign any part of this Lease, Tenant shall pay up to $750.00 of all costs, including reasonable attorneys' fees, incurred by Landlord or anticipated to be incurred by Landlord, in connection with Landlord's investigation of any financial or other information of the proposed assignee or subtenant. Landlord may require that all or a portion of the costs or anticipated costs be paid in advance by Tenant. The payment of such costs shall not obligate Landlord in any way to consent to any proposed assignment or subletting nor shall the amount of costs paid by Tenant be applied or used as a set-off to any amounts due or to become due by Tenant to Landlord.

       In addition to withholding its consent, Landlord shall have the additional right, exercisable within such 15 day period, to terminate this Lease in its entirety (where Tenant seeks to assign this Lease or sublet the entire Premises) or as to that portion of the Premises which Tenant seeks to sublet (where Tenant seeks to sublet only a portion of the Premises). Landlord may exercise such right to terminate by giving written notice to Tenant at any time prior to Landlord's written consent to such assignment or sublease. In the event that Landlord exercises such right to terminate, the termination shall be effective as of such date as Landlord may specify in its notice which shall not be later than the later of (i) the proposed date for possession by such assignee or subtenant, or (ii) 90 days after the date of Landlord's notice of termination to Tenant. Further, to the extent Landlord elects to exercise its termination rights as set forth above and Tenant has improved the Premises, Landlord shall pay to Tenant on or before the date of termination with regard to the applicable portion of the Premises, the unamortized costs of Tenant's improvements (based on the square footage of the Premises being terminated) calculated by amortizing the applicable Tenant's costs of the improvements over the term of the Lease. The costs of Tenant's improvements shall be determined by Landlord's receipt of third party contractor's invoices previously paid by Tenant (and marked "PAID IN FULL" by the applicable contractor) and shall exclude any improvements, alterations or additions which were not approved by landlord pursuant to the terms of Paragraph 8 above or those items which Landlord notified Tenant would be required to be removed at the end of the Term pursuant to said Paragraph 8.

       If Landlord fails to exercise its termination right and its right to withhold its consent as set forth in the preceding paragraphs, Tenant shall pay to Landlord 50% of all profit derived by Tenant from the assignment or sublease. Whenever requested by Landlord, Tenant shall furnish Landlord with a sworn statement, certified by an independent certified public accountant, setting forth in detail the computation of profit (which computation shall be based upon generally accepted accounting principles), and Landlord, or its representatives, shall have access to the books, records and papers of Tenant in relation thereto, and to make copies thereof. Any rent in excess of that paid by Tenant hereunder by reason of such assignment or sub-lease shall be deemed an item of such profit. Such percentage of Tenant's profits shall be paid to Landlord promptly by Tenant upon Tenant's receipt from time to time of periodic payments from such assignee or subtenant or at such other earlier time as Tenant shall realize its profits from such assignment or sublease.

       16. HOLDOVER. If the Tenant or any person claiming through the Tenant shall retain possession of the Premises or any part thereof after the expiration or earlier termination of the Term and if Landlord shall consent to such continuation of possession, such possession shall be (unless the parties hereto shall otherwise have agreed in writing) deemed to be under a month-to-


                                         16.

month tenancy which shall continue until either party shall notify the other in writing, at least 30 days prior to the end of any calendar month, that the party giving such notice elects to terminate such tenancy at the end of such calendar month, in which event such tenancy shall so terminate. Anything contained in the foregoing provisions of this paragraph to the contrary notwithstanding, the rental payable with respect to each such monthly period shall be 1/9 of the per annum Base Rent and 1/12 of the Tax Adjustment Amount and of the Expense Adjustment Amount (both calculated in accordance with the provisions of Paragraph 4 hereof) which would have been payable had this Lease been renewed until the end of the calendar year which includes such month on the terms and conditions in effect immediately prior to the expiration or termination of the Term; and such month-to-month tenancy with Landlord's consent shall be upon the same terms and subject to the, same conditions as those which are set forth in this Lease except as aforesaid. If Tenant or any person claiming through Tenant shall retain possession of the Premises or any part thereof, after the expiration or earlier termination of the term or of Tenant's right of possession, and if such retention shall be without Landlord's consent, Tenant shall pay Landlord (a) for each month or portion thereof during which such possession continues, an amount equal to the rental to be paid for each month pursuant to the foregoing provisions of this Paragraph when such possession is with Landlord's consent, plus all other sums which would have been payable hereunder had the term continued during such retention of possession and (b) all other damages sustained by Landlord, whether direct or consequential, by reason of such retention of possession. During any such retention of possession without Landlord's consent, all of Tenant's obligations with respect to the use, occupancy and maintenance of the Premises shall continue. The provisions of this Paragraph shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law or in equity and applicable to unlawful retention of possession or otherwise.

       17. ESTOPPEL CERTIFICATE. Tenant shall from time to time, within ten days after Tenant's receipt of Landlord's request therefor, execute, acknowledge and deliver to Landlord a written instrument in recordable form (a) certifying
(i) that this Lease is in full force and effect and has not been modified, supplemented or amended in any way (or, if there have been modifications, supplements or amendments thereto, that it is in full force and effect as modified, supplemented or amended, and stating such modifications, supplements and amendments) and that this Lease (as modified, supplemented or amended, as aforesaid) represents the entire agreement among Landlord and Tenant as to the Premises and the leasehold; (ii) the dates to which the Base Rent, additional rent and other charges arising hereunder have been paid, (iii) the amount of any prepaid rents or credits due to Tenant, if any; and (iv) that if applicable, Tenant has entered into occupancy of the Premises; and (b) stating, to the best knowledge of Tenant, whether or not all conditions under the Lease to be performed by Landlord prior to the date of such certificate have been satisfied and whether or not Landlord is then in default in the performance of any covenant, agreement or condition contained in this Lease and specifying, if any, each such unsatisfied condition and each such default; and (c) stating any other fact or certifying any other condition reasonably requested by Landlord or by any mortgagee or prospective mortgagee or purchaser of the Property or of any interest therein.

       18.    SUBORDINATION.

              (a) This Lease shall be subject and subordinate at all times to the lien of any mortgage or deed of trust, heretofore or hereafter placed by Landlord on the Property or any part


                                         17.

thereof and of all renewals, modifications, consolidations, replacements and extensions thereof (all of which are hereinafter referred to collectively as a "MORTGAGE"), all automatically and without the necessity of any further act on the part of Tenant to effectuate such subordination. Tenant shall, at the request of the holder of any such mortgage, upon foreclosure thereof attorn to such holder. Tenant shall also execute, acknowledge and deliver, within 15 days after Tenant's receipt of demand from Landlord or such holder, such other instrument or instruments evidencing such subordination of Tenant's right, title and interest under this Lease to the lien of any such mortgage, and such other instrument or instruments of attornment, as shall be desired by such holder.

              (b) Anything contained in the foregoing provisions of this Paragraph to the contrary notwithstanding, any such holder may at any time subordinate its mortgage to this Lease, without the necessity of obtaining Tenant's consent, by giving notice of the same in writing to Tenant, and thereupon this Lease shall be deemed to be prior to such mortgage without regard to their respective dates of execution, delivery or recordation and/or the date of commencement of Tenant's possession, and in that event such holder shall have the same rights with respect to this Lease as though this Lease shall have been executed, delivered and recorded prior to the execution and delivery of such mortgage.

              (c) If Landlord is or becomes lessee of premises of which the Premises are a part, Tenant agrees that, automatically and without the necessity of any further act, Tenant's possession shall be as a subtenant and shall be subordinate to the interest of Landlord's lessor, its heirs, personal representatives, successors and assigns (which lessor, its heirs, personal representatives, successors and assigns, or any of them, is hereinafter called "PARAMOUNT LESSOR"), but notwithstanding the foregoing, if Landlord's tenancy shall terminate by expiration, by forfeiture or otherwise, then Tenant hereby agrees, upon request of Paramount Lessor, to attorn to Paramount Lessor, and to recognize such lessor as Tenant's landlord for the balance of the term of this lease and any extensions or renewals hereof. Tenant shall execute, acknowledge and deliver, upon demand by Landlord or Paramount Lessor, such other instrument or instruments evidencing such subordination of Tenant's right, title and interest under this Lease to the interest of such lessor, and such other instrument or instruments of attornment, as shall be prescribed by such lessor.

       19. CERTAIN RIGHTS RESERVED BY LANDLORD. Landlord shall have the following rights, each of which Landlord may exercise without notice to Tenant and without liability to Tenant for damage or injury to property, person or business on account of the exercise thereof, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of rent or any other claim:

              (a)    to change the Building's name or street address;

              (b) to install, affix and maintain any and all signs on the exterior and on the interior of the Building;

              (c) to decorate or to make changes, repairs, alterations, additions, or improvements, whether structural or otherwise (including alterations in the configuration of, and


                                         18.

elimination of, any common areas), in and about the Building and Property or any part thereof, and for such purposes to enter upon the Premises, and during the continuance of any of said work, to temporarily close doors, entry ways, public space and corridors in the Building and to interrupt or temporarily suspend services or use of facilities; PROVIDED, HOWEVER, that any such changes, repairs, alterations, additions or improvements shall not result in a material adverse effect on Tenant's access to and use and occupancy of the Premises and during the construction of the same, but Landlord shall endeavor to perform any such work in or about the Premises so as to cause the minimum inconvenience to Tenant practicable under the circumstances;

              (d) to designate and approve all window coverings used in the Building;

              (e) to approve, disapprove or restrict the weight, size and location of safes, vaults and other heavy equipment and articles in and about the Premises and the Building so as not to exceed the live load per square foot designated by the structural engineers for the Building, and to require all such items and furniture and similar items to be moved into or out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises without the prior written consent of Landlord, Tenant's movements of property into or out of the Building or Premises and within the Building are entirely at the risk and responsibility of Tenant, and Landlord reserves the right to require permits before allowing any property to be moved into or out of the Building or Premises;

              (f) to establish controls for the purpose of regulating all property and packages, both personal and otherwise, to be moved into or out of the Building and Premises and all persons using the Building after normal office hours;

              (g) to regulate delivery and service of supplies in order to insure the cleanliness and security of the Premises and to avoid congestion of the loading docks, receiving areas and freight elevators;

              (h) to show, after, to the extent able and as a courtesy, providing Tenant with advance verbal notice, the Premises to prospective tenants at reasonable hours during the last twelve months of the Term and, if vacated or abandoned, to show the Premises at any time and to prepare the Premises for re-occupancy;

              (i) to erect, use and maintain pipes, ducts, wiring and conduits, and appurtenances thereto, in and through the Premises at reasonable locations; and

              (j) to enter the Premises at any reasonable time to inspect the Premises.

       20. RULES AND REGULATIONS. Tenant shall, and shall cause all of its subtenants and occupants, its and their agents, employees, invitees and licensees to, observe faithfully, and comply strictly with, the rules and regulations attached to this Lease as EXHIBIT B, as they may be supplemented and revised by Landlord from time to time, and such other rules and regulations promulgated from time to time by Landlord, as in the Landlord's judgment may be desirable for the safety, care and cleanliness of the Building and the Premises, or for the preservation of good order therein. Landlord shall not be liable to Tenant for violation of such rules and regulations


                                         19.

by, or for Landlord's failure to enforce the same against, any other tenant, its subtenants and occupants and its and their agents, employees, invitees or licensees, nor shall any such violation or failure constitute, or be treated as contributing to, an eviction, actual or constructive, or affect Tenant's covenants and obligations hereunder, or allow Tenant to reduce, abate or offset the payment of any rent under this Lease.

       21.    REMEDIES.

              (a) If default shall be made in the payment of any rent or any installment thereof or in the payment of any other sum required to be paid by Tenant under this Lease or under the terms of any other agreement between Landlord and Tenant and such default shall continue for ten days, or if default shall be made in the observance or performance of any of the other agreements, covenants or conditions in this Lease (or in any other agreement between Landlord and Tenant) which Tenant is required to observe and perform and such default shall continue for fifteen (15) days after written notice of default to Tenant, or if the interest of Tenant in this Lease shall be levied on under execution or other legal process; or

              (b) If Tenant becomes the subject of commencement of an involuntary case under the federal bankruptcy law as now or hereafter constituted, or there is filed a petition against Tenant seeking reorganization, arrangement, adjustment or composition of or in respect of Tenant under the federal bankruptcy law as now or hereafter constituted, or under any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or seeking the appointment of a receiver, liquidator or assignee, custodian, trustee, sequestrator (or similar official) of Tenant or any substantial part of its property, or seeking the winding-up or liquidation of its affairs and such involuntary case or petition is not dismissed within 60 days after the filing thereof, or if Tenant commences a voluntary case or institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it, under the Federal bankruptcy laws as now or hereafter constituted, or any other applicable Federal or state bankruptcy or insolvency or other similar law, or consents to the appointment of or taking possession by a receiver or liquidator or assignee, trustee, custodian, sequestrator (or other similar official) of Tenant or of any substantial part of its property, or makes any assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due or fails to generally pay its debts as they become due or if Tenant or its stockholders or board of directors or any committee thereof takes any corporate action in contemplation, preparation or furtherance of or for any of the occurrences, steps, procedures, proceedings or other items mentioned in this subparagraph 21(b); or

              (c) Any one or more of the foregoing events is a breach of this Lease, and thereupon, at Landlord's option, Landlord may, without notice or demand of any kind to Tenant or any other person, have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity or elsewhere herein:

                     (i) At the option of Landlord, the whole balance of rent, charges and all other sums payable hereunder, whether or not payable as rent, for the entire balance of the Term, and any renewal or extension thereof, herein reserved or agreed to be paid by Tenant, or any part of such rent, charges and other sums, and also all or any costs and sheriff's, marshall's, constable's or other official's fees and charges, whether chargeable to Landlord or Tenant, shall


                                         20.

be taken to be due and payable from Tenant and in arrears as if by the terms of this Lease said balance of rent, charges and other sums and expenses were on that date payable in advance; and/or

                     (ii) Landlord, by giving written notice to Tenant, may terminate this Lease and the Term, in which event Landlord may immediately repossess the premises by legal proceedings, force or otherwise; and/or

                     (iii) Landlord, by giving written notice to Tenant, may terminate Tenant's right of possession and may immediately repossess the Premises by legal proceedings, force or otherwise, without terminating this Lease.

                     (iv) After reentry, retaking, repossessing or recovering of the Premises, whether or not Landlord has terminated this Lease, Landlord may, but shall be under no obligation to, relet the same or any portion thereof for such rent and upon such terms as shall be deemed advisable by Landlord; and whether or not the Premises are relet, Tenant shall be liable for any loss of rent for such period as would be the balance of the term of this Lease and any renewals thereof plus the costs and expenses of reentry, retaking, repossession and recovering, and of reletting and of redecorating, remodelling and making repairs and alterations to the Premises for the purpose of reletting, the amount of such liability to be computed monthly and paid by Tenant to Landlord at the end of each month. Landlord shall in no event have any duty to relet the Premises, nor shall any damages or other sums to be paid by Tenant to Landlord be reduced by any failure to relet the Premises or failure to collect the rent from any reletting, Tenant shall not be entitled to any rents received by Landlord in excess of the rents provided for in this Lease, Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Paragraph 21 from time to time and that no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. If Landlord relets the Premises, such reletting shall not be considered a termination of this Lease unless Landlord has given Tenant a notice wherein Landlord expressly states that this Lease is terminated. Nothing contained in this Paragraph 21 shall be construed or interpreted to relieve Landlord of its obligation to mitigate damages as provided under the laws of State of Colorado. Nothing contained in this Paragraph 21 shall be construed as expanding the Landlord's rights concerning acceleration of the Tenant's obligations.

                     (v) If Landlord shall terminate this Lease as provided in subparagraph (b) above, Landlord, at its option, shall be entitled to recover as damages the excess, if any, at the time of such termination, of the amount of the Base Rent payable under this lease for the balance of the term of this Lease (including, any extension options which have been exercised) over the then fair rental value of the Premises for the same period, plus all costs and expenses of Landlord caused by Tenant's default, including, but not limited to, reasonable attorney's fees.

                     (vi) If any payment of rent or any other sum, or any part of any such payment, to be made by Tenant under the terms of this Lease shall become overdue for a period in excess of five days Tenant shall pay to Landlord
(x) a "late charge" of $.05 for each dollar so overdue, for the purpose of defraying the expense incident to handling such overdue or delinquent payment, and (y) interest on the overdue amount at the Lease Interest Rate (defined


                                         21.

below) from the date when such payment was due until the date paid, but in no event more than the amount or rate which is the maximum amount or rate Landlord may lawfully charge in respect of Tenant in such circumstances under applicable law. The "Base Interest Rate" shall mean the greater of 18% per annum or such variable rate which is from time to time equal to 3% above the prime rate as stated by Colorado National Bank, Denver, Colorado or its successor, or, in the absence of there being a successor to Colorado National Bank, by such other bank having an office in the City of Denver, as Landlord may from time to time select. Nothing herein shall be construed as waiving any rights of Landlord arising out of any default of Tenant by reason of Landlord's accepting any such late charge or interest; the right to collect a late charge and interest is separate and apart from any other rights or remedies of Landlord after default by Tenant.

                     (vii) Without limiting the generality of the foregoing, if Tenant shall be in default in the performance of any of its obligations hereunder, Landlord may (but shall not be obligated to), in addition to any other rights it may have in law or in equity, cure such default on behalf of Tenant, and Tenant shall reimburse Landlord upon demand for any sums paid or costs incurred by Landlord in curing such default, including reasonable attorneys' fees and other legal expenses, together with interest at the Lease Interest Rate from the dates of Landlord's incurring of costs or expenses.

                     (viii) All remedies available to Landlord hereunder and otherwise available at law or in equity shall be cumulative and concurrent. No termination of this Lease nor taking or recovering possession of the Premises shall deprive Landlord of any remedies or actions against Tenant for rent, for charges, or for damages for the breach of any term, covenant or condition herein contained, nor shall the bringing of any such action for rent, charges or breach of term, covenant or condition, nor the resort to any other remedy or right for the recovery of rent, charges or damages for such breach be construed as a waiver or release of the right to insist upon the forfeiture and to obtain possession. The failure of Landlord to insist upon strict and/or prompt performance of the terms, agreements, covenants and conditions of this Lease or any of them, and/or the acceptance of such performance thereafter shall not constitute or be construed as a waiver of Landlord's right to thereafter enforce the same strictly according to the tenor thereof in the event of a continuing or subsequent default.

                     (ix) Notwithstanding anything in this Paragraph 21 or any other provision of this Lease to the contrary, this Lease shall not be terminated by service upon Tenant of a notice from Landlord demanding payment of rent or possession of the Premises following default by Tenant, or by any action of Tenant to vacate the Premises following receipt of such a notice, unless the notice served by Landlord includes a statement expressly terminating this Lease. Further, Landlord reserves the right to receive payment of all unaccrued rent for the balance of the Term originally contemplated under Paragraph 1 of this Lease (and any extensions or renewals thereof to which Tenant shall have become bound) following service of such a notice for payment or possession, or a notice terminating this Lease for Tenant's default.

       22. EXPENSES OF ENFORCEMENT. Tenant shall pay upon demand all Landlord's costs, charges and expenses, including the fees and out-of-pocket expenses of counsel, agents and others retained by Landlord, incurred by Landlord, whether or not suit is brought, in enforcing Tenant's obligations hereunder or in collecting any amounts due from Tenant or any


                                         22.

subtenant or assignee hereof or in enforcing any provision of this Lease or in any litigation, negotiation or transaction in which Tenant causes Landlord without the Landlord's fault to become involved or concerned or in reletting the Premises or any portion thereof after default by Tenant.

       23. COVENANT OF QUIET ENJOYMENT. Landlord covenants that Tenant, on paying the rent, charges for services and other payments herein reserved or required and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of the Tenant to be kept, observed and performed, shall, during the Term, peaceably and quietly have, hold and enjoy the Premises free from interference by Landlord or any person claiming by, from or under Landlord, subject, HOWEVER, to the terms, covenants, conditions, provisions and agreements hereof.

       24. SECURITY DEPOSIT. Upon the execution of this Lease, Tenant shall deposit with Landlord the sum of $6,673.75 (hereinafter referred to as "COLLATERAL"), as security for the prompt, full and faithful performance by Tenant of each and every provision of this Lease and of all obligations of Tenant hereunder. No interest shall be paid to Tenant on the Collateral and Landlord may co-mingle the collateral with any other funds of Landlord.

       If Tenant fails to perform any of its obligations hereunder, Landlord may use, apply or retain the whole or any part of the Collateral for the payment of
(a) any rent or other sums of money which Tenant may not have paid when due, (b) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease, and/or (c) any damages which Landlord may sustain or sums which Landlord may expend or be required to expend by reason of Tenant's default, including, without limitation, any damage or deficiency in or from the reletting of the Premises as provided in Paragraph 21. The use, application or retention of the Collateral, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law (it being intended that Landlord shall not first be required to proceed against the Collateral) and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If any portion of the Collateral is used, applied or retained by Landlord for the purposes set forth above, Tenant agrees, within ten days after the written demand therefor is made by Landlord, to deposit cash with the Landlord in an amount sufficient to restore the Collateral to its original amount.

       If Tenant shall fully and faithfully comply with all of the provisions of this Lease, the Collateral, or any balance thereof, shall be returned to Tenant without interest after the expiration of the Term or upon any later date after which Tenant has vacated the Premises. In the absence of evidence satisfactory to Landlord of any permitted assignment of the right to receive the Collateral, or of the remaining balance thereof, Landlord may return the same to the original Tenant, regardless of one or more assignments of Tenant's interest in this Lease or the Collateral. In such event, upon the return of the Collateral, or the remaining balance thereof to the original Tenant, Landlord shall be completely relieved of liability under this Paragraph 24 or otherwise with respect to the Collateral.

       Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Property and in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the Collateral to the transferee or mortgagee.


                                         23.

Upon written acknowledgment of transferee's or mortgagee's receipt of such Collateral, Landlord shall thereby be released by Tenant from all liability or obligation for the return of such Collateral and Tenant shall look solely to such transferee or mortgagee for the return of the Collateral.

       The Collateral shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant.

       25. REAL ESTATE BROKER. Tenant represents that Tenant has dealt with (and only with) Cushman Realty Corporation as Tenant's broker in connection with this Lease and Amerimar Realty Management Co. -Colorado is acting as Landlord's broker and Garth R. O. Tait, Broker, Ltd., is acting as sub-agent for Landlord in connection herewith, and that insofar as Tenant knows, no other broker negotiated this Lease or is entitled to any commission in connection therewith. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any claims, for a commission or other compensation in connection with this Lease, made by any broker or finder other than the broker named above who claims to have dealt with or communicated to Tenant in connection with this Lease, provided that Landlord has not in fact retained such broker or finder.

       26.    MISCELLANEOUS.

              (a) RIGHTS CUMULATIVE. All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law, in equity or otherwise.

              (b) CAPTIONS AND USAGE. The titles appearing in connection with the various sections and paragraphs of this lease are for convenience only; they are not intended to indicate all of the subject matter in the text and they are not to be used in interpreting this Lease nor for any other purpose in the event of any controversy. As used herein (i) the term "person" shall be deemed to include a natural person, a trustee, a corporation, a partnership, a governmental unit and any other form of legal entity; (ii) all usages in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well; the use of any gender includes all genders.

              (c) BINDING EFFECT. Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of the Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Paragraph 15 hereof,

              (d) LEASE CONTAINS ALL TERMS. There are no promises, representations, warranties or undertakings by, or binding upon, Landlord with respect to the Building, the Premises or the Real Property, including, but not limited to, any with regard to alteration, remodeling, redecorating or installation of equipment or fixtures in the Premises, except those, if any, that are, expressly set forth in this Lease, No modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon the Landlord unless in writing signed by Landlord or by a duly authorized agent of Landlord empowered by a written authority signed by Landlord.


                                         24.

              (e) SUBMISSION OF LEASE. Submission of this Lease by Landlord for execution by Tenant, or Tenant's execution hereof without Landlord's prior or simultaneous execution, shall not bind Landlord in any manner, and no binding Lease or obligation of the Landlord shall arise until Lease is signed by both Landlord and Tenant and delivery is made to each.

              (f) NO AIR RIGHTS. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

              (g) MODIFICATION OF LEASE. If any lender requires, as a condition to its lending funds, the repayment of which is to be secured by a mortgage or trust deed on the Property or any pan thereof, that certain modifications be made to this Lease, which modifications will not require Tenant to pay any additional amounts or otherwise change materially the rights or obligations of Tenant hereunder, Tenant shall, upon Landlord's request, execute appropriate instruments effecting such modifications.

              (h)    SUBSTITUTION OF OTHER PREMISES.

                     (i) Subject to the provisions of subparagraph (v) below, at any time hereafter, Landlord shall have the right to substitute for the premises then being leased or to be leased hereunder (the "EXISTING PREMISES") other premises within the Building (herein referred to as the "NEW PREMISES") provided that the New Premises shall be of at least substantially the same size and configuration as the Existing Premises and the New Premises shall have a comparable elevator identity, similar tenant finish, and similar view and corner location within the Building.

                     (ii) If Tenant shall not have received possession of the Existing Premises, then, as of the date Landlord gives notice of a substitution, such substitution shall be effective, the New Premises shall be the Premises hereunder and the Existing Premises shall cease to be the Premises hereunder.

                     (iii) The provisions of this subparagraph (iii) shall apply if Tenant shall have already received possession of the Existing Premises as of the date Landlord gives notice of substitution. Tenant shall vacate and surrender the Existing Premises not later than the later of the 30th day after the date that Landlord shall notify Tenant of Landlord's intent to make the substitution in question or the 15th day after Landlord shall have substantially completed the work to be done by Landlord in the New Premises pursuant to the subparagraph (iii). As of the sooner of such 15th day or the date of such surrender and vacation, the New Premises shall be the Premises leased under this Lease and the Existing Premises shall cease to be the Premises leased under this Lease. Landlord shall (A) pay the actual and reasonable out-of-pocket expenses of Tenant's moving of its property from the Existing Premises to the New Premises, and (B) shall improve the New Premises so that they are substantially similar to the Existing Premises and (C) promptly reimburse Tenant for its actual and reasonable out-of-pocket costs in connection with (a) the relocation of any telephone or other communications equipment from the Existing Premises to the New Premises and (b) the replacement of a reasonable quantity of then existing stock of stationery, letterhead, etc, which bears the suite number of the Premises. HOWEVER, instead of only paying the expenses of Tenant's moving of its property, Landlord may


                                         25.

elect to either move Tenant's property or provide personnel to do so under Tenant's direction, in which event such move may not be made except during evenings, weekends or holidays, so as to incur the least inconvenience to Tenant.

                     (iv) Tenant shall not be entitled to any compensation for any inconvenience or interference with Tenant's business, nor to any abatement or reduction in rent, nor shall Tenant's obligations under this Lease be otherwise affected, as a result of the substitution except as otherwise provided in this subparagraph (h). Tenant agrees to cooperate with Landlord so as to facilitate the prompt completion by Landlord of its obligations under this subparagraph (h). Without limiting the generality of the preceding sentence, Tenant agrees to provide to Landlord promptly such approvals, instructions, plans, specifications or other information, as may be reasonably requested by Landlord.

                     (v) Notwithstanding anything to the contrary otherwise set forth in this subparagraph (h), if Tenant adds the Additional Space to the Premises in accordance with the Addendum hereto, Landlord shall thereafter have no rights under this subparagraph (h) to substitute space for the Premises.

              (i) TRANSFER OF LANDLORD'S INTEREST. Notwithstanding anything contained herein to the contrary, Tenant agrees that neither Landlord nor any partner in Landlord, nor any other person having any interest, direct or indirect, immediate or more removed than immediate, in Landlord, shall have any personal liability with respect to any of the provisions of this Lease and Tenant shall look solely to the estate and property of Landlord in the Property for the satisfaction of Tenant's remedies, including without limitation, the collection of any judgment or the enforcement of other judicial process requiring the payment or expenditure of money by Landlord, subject, HOWEVER, to the prior rights of any holder of any mortgage covering all or part of the Property, and no other assets of Landlord or its partners, or of any other aforesaid person having an interest in Landlord, shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claims. Without limitation of the foregoing, upon each transfer of the Building and the Landlord's interest in this Lease, the transferor shall automatically be released from all liability and obligations under this Lease which shall accrue after the date of the transfer.

              (j) RECORDING; SHORT FORM MEMO. This Lease shall not be recorded by Tenant. If it is recorded by Tenant, Landlord shall have the right to terminate this Lease as of the date of recording or thereafter and Landlord shall have all rights and remedies provided in the case of default by Tenant hereunder, If requested by Landlord, Tenant shall execute, in recordable form, a short form memorandum of lease that may, at Landlord's option, be placed of record. In addition, if requested by Landlord, Tenant shall execute a memorandum of lease to be filed with the Colorado Department of Revenue, on such form as may be prescribed by said Department, within ten days after the execution of this Lease, or any other such memorandum, so that the Landlord may avail itself of the provision of statutes such as C.R.S. 1973 39-22-604(7)(c).

              (k) COVENANTS AND CONDITIONS. All of the covenants of Tenant hereunder shall be deemed and construed to also be "conditions", if Landlord so elects, as well as "covenants" as though the words specifically expressing or importing covenants and conditions


                                         26.

were used in each separate instance. Tenant's covenants to pay rent are independent of any other covenant, agreement, term or condition of this Lease.

              (l) APPLICATION OF PAYMENTS. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease (regardless of Tenant's designation of such payments) to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord in its sole discretion, may elect; PROVIDED, HOWEVER, Landlord agrees that such payments shall be applied first to Tenant's Base Rent.

              (m)    SECURITY INTEREST. [INTENTIONALLY DELETED]

              (n) GOVERNING LAW; PARTIAL INVALIDITY. This Lease shall be governed and construed in accordance with the law of the state in which the Premises is located. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease (or the application of such term, provision or condition to persons or circumstances other than those in respect of which it is invalid or unenforceable) shall not be affected thereby, and each and every other term, provision and condition of this Lease, shall be valid and enforceable to the fullest extent possible permitted by law,

              (o) HAZARDOUS MATERIALS. Tenant shall not store highly flammable materials or goods, explosives, perishable foodstuffs, contraband,
live animals, materials or goods which emit odors in or upon   the Premises.
The Tenant covenants that it shall not store, use or possess nor permit the storage, use or possession of any Hazardous Substance (hereinafter defined) upon the Premises. Hazardous Substance for purposes of this Lease shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea-formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum based products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials, as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801 et seq.), Sections 6901 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Sections 2601 et seq.), or any other similar law, rules, regulation or statute concerning the protection of the environment (collectively "ENVIRONMENT LAWS"). Tenant hereby covenants and agrees, at its sole cost and expense, to indemnify, protect and defend and save harmless the Landlord and any of its partners, employees and agents from and against any all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suites, actions, proceedings, costs, disbursements and/or expenses (including, without limitation, attorneys' and experts' fees, expenses and disbursements) of any kind or nature whatsoever which may at any time impose upon, incurred by or asserted or awarded against the Landlord, its partners, agents or employees relating to, resulting from or arising out of Tenant's failure to comply with its obligations under the foregoing paragraph or Tenant's violation of any Environmental Law with respect to its use of the Premises. Notwithstanding any provision contained in this Lease to the contrary, the indemnification provisions set forth in this paragraph shall survive any expiration and/or termination of this Lease.


                                         27.

       27.    TELEPHONE AND TELECOMMUNICATIONS SERVICE.

              (a) Tenant acknowledges and agrees that all telephone and telecommunications services ("TELECOMMUNICATIONS SERVICES") desired by Tenant shall be ordered and utilized at the sole expense of Tenant. Unless Landlord otherwise requests or consents in writing, all equipment, apparatus and devices, including without limitation wiring and cables, for the provisions of Telecommunications Services (the "TELECOMMUNICATIONS EQUIPMENT") shall be and remain solely in the Premises. Unless otherwise specifically agreed in writing, Landlord shall have no responsibility for the maintenance of Tenant's Telecommunications Equipment, nor for any wiring or other infrastructure to which Tenant's Telecommunications Equipment may be connected, Tenant agrees that, to the extent any Telecommunications Services are interrupted, curtailed or discontinued, Landlord shall have no obligation or liability with respect thereto and it shall be the sole obligation of Tenant, at its sole expense, to obtain substitute service,

              (b) Landlord shall have the right, upon such notice as is practicable in the case of emergencies, and otherwise upon reasonable prior notice to Tenant, to interrupt or turn off telecommunications facilities in the event of emergency or as necessary in connection with repairs to the Building or installation of telecommunications equipment for other tenants of the Building.

              (c) Any and all Telecommunications Equipment installed in the Premises, or elsewhere in the Building by or on behalf of Tenant, including wiring and other facilities for the provision of Telecommunications Services, shall be removed by Tenant upon the expiration or earlier termination of the Tenant of this Lease, by Tenant at its sole expense or, at Landlord's election, by Landlord at Tenant's sole expense, with the cost thereof to be paid as Additional Rent under this Lease.

              (d) If the Telecommunications Equipment is not removed within thirty (30) days of the termination or expiration of this Lease, the Telecommunications Equipment shall conclusively be deemed to have been abandoned and may be removed, appropriated, sold, stored, destroyed, otherwise disposed of, or retained and used, by Landlord without notice to Tenant, without obligation to account therefor, and without payment to Tenant or credit against any amount due from Tenant to Landlord pursuant to this Lease, Tenant shall pay to Landlord upon demand all costs of any such removal, disposition and storage of the Telecommunications Equipment, as well as all costs to repair any damage to the Building caused by such removal.

              (e) In the event that Tenant wishes at any time to utilize the services of a telephone or telecommunications provider whose equipment is not then servicing the Building (a "NEW PROVIDER"), no such New Provider shall be permitted to install its lines or other equipment within the Building without first securing the prior written approval of the Landlord, which approval may be withheld in Landlord's sole and absolute discretion. Landlord's approval shall not be deemed any kind of warranty or representation by Landlord, including, without limitation, any warranty or representation as to the suitability, competence or financial strength of the New Provider. Without limitation of Landlord's right to withhold consent in its sole and absolute discretion, Landlord may refuse to give its approval unless all of the following conditions are satisfied: (i) Landlord shall incur no expense whatsoever with respect to any aspect of the New


                                         28.

Provider's provision of its services, including, without limitation, the costs of installation, materials and services; (ii) prior to commencement of any work in or about the Building by the New Provider, the New Provider shall supply Landlord with such written indemnities, insurance, financial statements, and such other items as Landlord, in its sole and absolute discretion, determines to be necessary to protect its financial interests and the interests of the Building related to the proposed activities of the New Provider; (iii) the New Provider agrees in writing to abide by such rules and regulations, building and other codes, job site rules and such other requirements as are determined by Landlord, in its sole and absolute discretion, to be necessary to protect the interest of the Building, the tenants in the Building and Landlord; (iv) Landlord determines, in its sole and absolute discretion, that there is sufficient space in the Building for the placement of all of the New Provider's equipment and materials; (v) Landlord receives from the New Provider such compensation as is determined by the Landlord, in its sole and absolute discretion, to compensate it for space used in the Building for the storage and maintenance of the New Provider's equipment, for the fair market value of the New Provider's access to the Building, and any costs which may be expected to be incurred by Landlord; and (vi) all of the foregoing matters are documented in a written agreement between Landlord and the New Provider, the form and content of which are satisfactory to Landlord in its sole and absolute discretion.

              (f) Notwithstanding any provision of the preceding subsection to the contrary, the refusal of Landlord to grant its approval to any New Provider shall not be deemed a default or breach by Landlord of its obligation under this Lease, and in no event shall Tenant have the right to terminate this Lease or claim entitlement to rent abatement for Landlord's refusal to grant Tenant's request for approval of a New Provider. The provisions of this Section 27 may be enforced solely by Tenant and Landlord and are not for the benefit of any other party. Specifically, but without limitation, no telephone or telecommunications provider is intended to be, nor shall be deemed, a third party beneficiary of this Lease.

              (g) Tenant shall not utilize any wireless communications equipment (other than usual and customary cellular and digital telephones), including antenna and satellite receiver dishes, within the Premises or the Building, without Landlord' prior written consent. Such consent shall be granted only in the sole and absolute discretion of the Landlord, and shall be conditioned in such a manner, in Landlord's sole and absolute discretion, so as to protect Landlord's financial interests and the interests of the Building, and the other tenants therein.

       28. NOTICES. All notices to be given under this Lease shall be in writing and delivered personally or deposited in the United States mail, certified or registered mail with return receipt requested, postage prepaid, addressed as follows:

IF TO LANDLORD:

       Amerimar Realty Management Co.-Colorado
       999 18th Street
       Suite 1000
       Denver, Color-ado 80202

or to such other person or such other address designed by notice sent by Landlord or Tenant.


                                         29.

IF TO TENANT:

       At the address set forth at the beginning of this Lease,

and after occupancy of the Premises by Tenant, at the Premises, or to such other address as is designated by Tenant in a notice to Landlord; it being agreed that if Tenant shall vacate the Premises, notices to Tenant thereafter shall nevertheless be properly given if addressed to Tenant at the Premises unless and until another address is designated by Tenant by notice to Landlord.

       Notice by mail shall be deemed to have been given when deposited in the United States mail as aforesaid.


                      [REST OF PAGE INTENTIONALLY LEFT BLANK]











                                         30.

       29.    TIME IS OF THE ESSENCE.

       Time is of the essence hereof.

       IN WITNESS WHEREOF, Landlord and Tenant, intending to be legally bound hereby, have executed this Agreement of lease as of the day and year first above written.

                            LANDLORD:

                            DENVER-STELLAR ASSOCIATES
                            LIMITED PARTNERSHIP
                            a Delaware limited partnership

                            By:    Amerimar Realty Management Co.,
                                   Colorado

                                   By:    Amerimar Realty Management Co.,
                                          Pennsylvannia
                                          its general partner

                                          By:    ARC-Management Co., Inc.
                                                 its general partner


Date:  2/24/99                                   By:    /s/ David G. Marshall
     ----------------                               ---------------------------
                                                        David G. Marshall,
                                                        President



                            TENANT:

                            JATO COMMUNICATIONS CORP.,
                            a Delaware corporation

Date:                       By:    /s/ President & CEO
     ----------------          ----------------------------------------
                                   Authorized Signature        (title)




                            ATTEST:

Date:                       By:    /s/ Director
     ----------------          ----------------------------------------
                                   Authorized Signature        (title)


                                         31.

                                      ADDENDUM



       THIS ADDENDUM, made as of the 1st day of January 1999, is between Amerimar Realty Management Co. -Colorado, as agent for DENVER-STELLAR ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD") JATO COMMUNICATIONS CORP., a Delaware corporation ("TENANT"). Landlord and Tenant have executed simultaneously with this Addendum that certain DENVER PLACE PLAZA TOWER Office Lease (the "LEASE") pertaining to certain space in the building commonly known as Denver Place Plaza Tower and located at 1099 Eighteenth Street, Denver, Colorado. In the event of any conflict between the provisions of this Addendum and the provisions of the other portions of the lease, the provisions of this Addendum shall control. The capitalized terms used herein and not defined herein shall have the same meanings used in the other portions of the Lease. Landlord and Tenant hereby agree that the Lease is amended and supplemented as follows:

       30. SIGNAGE. Landlord at its sole cost and expenses shall provide Tenant with the building standard suite signage and the building standard directory strips in the lobby directory.

       31. IMPROVEMENTS ALLOWANCE. As additional consideration for Tenant entering this Lease, Landlord shall provide Tenant an allowance not to exceed $50,580.00 for Tenant's use in the completion of improvements in the Premises originally demised hereunder. Such improvements shall be accomplished by Tenant subject to and in accordance with the terms and provisions of Section 8 of this Lease. The improvements allowance shall be paid by Landlord to Tenant as a reimbursement of Tenant costs of improvements in the form of a rent credit, by crediting 1/12 of the total of Tenant's costs of the improvements (not to exceed $50,580.00) against each of the next due 12 monthly Rent installments commencing with the month following Landlord's receipt of invoices from Tenant evidencing completion of, and Tenant's payment for, costs of the improvements and evidence that the Premises are free of mechanics', materialmen's and similar liens or claims thereof related to Tenant's completion of the improvements. Any costs of the improvements in excess of the improvements allowance shall be at Tenant's costs and expense and not subject to reimbursement by Landlord.

       32. ADDITIONAL SPACE. Provided that this Lease shall be in full force and effect and Tenant shall not be in default hereunder, Tenant shall have the ability, exercisable by written notice to Landlord ("TENANT'S NOTICE") given on or before April 30, 1999 to lease the approximately 6,219 rentable square feet of space located adjacent to the Premises as such location is delineated on EXHIBIT E attached hereto (the "ADDITIONAL SPACE"), which lease of the Additional Space shall commence July 1, 1999. If Tenant leases the Additional Space pursuant to the provisions of this Paragraph, it shall be on all of the terms, covenants and conditions of this Lease, including the annual Base Rent rate. Accordingly, Tenant's annual Base Rent shall thereafter be increased by $118,161.00 for a total annual Base Rent of $198,246.00 for the entirety of the Premises (including the Additional Space), Tenant's monthly installments of Base Rent shall increase to $16,520.50 for the entirety of the Premises (including the Additional Space) and Tenant shall receive an improvement allowance for the Additional Spare in the amount of $74,628.00, to be provided in the form of a rent credit over the 12 month period commencing July, 1999, which improvement allowance shall be used in the Additional Space


                                         32.

pursuant to the terms of Paragraph 31 above. Further, the parties shall enter into an amendment to this Lease, evidencing the addition of the Additional Space to the Premises hereunder,

       33. RIGHT OF FIRST REFUSAL. If Tenant has failed to exercise its option as to the Additional Space as provided above, and provided that this Lease shall be in full force and effect and Tenant shall not be in default hereunder, Landlord hereby grants to Tenant a right of first refusal (the "RIGHT OF FIRST REFUSAL") on the Additional Space above described. If at any time after April 30, 1999, Landlord shall desire to lease all or a part of the Additional Space (whether or not as part of a larger space), as evidenced by the issuance of a bona fide proposal to a third party by or on behalf of Landlord covering the Additional Space, or Landlord's acceptance of a bona fide proposal from a third party ("THIRD PARTY PROPOSAL"), Landlord shall first offer to lease the Additional Space to Tenant, subject to the limitations provided below, by giving written notice to Tenant. Such notice shall specify the amount of space covered by the Third Party Proposal and the date on which the space under Third Party Proposal is expected to be available for Tenant's lease. Within 5 days after receiving Landlord's notice, Tenant shall give written notice of its election to exercise the Right of First Refusal as to the Additional Space and shall further specify any additional square footage covered in the Third Party Proposal it wishes to lease; in no event, HOWEVER, may Tenant lease less than the 6,219 square feet of Additional Space or be requested to lease more than the 6,219 square feet of Additional Space, even if the Third Party Proposal was for less or more than the Additional Space. This Right of First Refusal shall require Tenant to lease the Additional Space on the same terms and conditions (including the same annual per square foot rental rate) included within the Third Party Proposal; PROVIDED, HOWEVER, if Tenant shall exercise the Right of First Refusal on or prior to June 30, 1999, Landlord agrees that (with respect to only the 6,219 rentable square feet identified on EXHIBIT E as the Additional Space): (i) the annual Base Rent rate for the Additional Space shall not exceed $19.00 per rentable square foot of the Additional Space and (ii) Tenant shall be entitled to receive a tenant improvements allowance from Landlord for Tenant's completion of improvements in the Additional Space subject to and in accordance with Section 8 of this Lease, in an amount not to exceed $74,628.00 ($12.00 x 6,219 rsf), which tenant improvements allowance shall be in the form of a rent credit, by crediting the 12 next due monthly Rent installments with 1/12 of the improvements allowance each. If Tenant fails to exercise the Right of First Refusal by delivering written notice to Landlord within such 5-day period, Tenant shall be deemed to have waived its Right of First Refusal. Tenant shall have no right to exercise the Right of First Refusal at any time that it is in default under this Lease. If Tenant waived or is deemed to have waived its Right of First Refusal, Landlord thereafter shall have the unfettered right to lease any portion of the Additional Space to any party upon such terms and conditions and for such period or successive periods of time as Landlord, in its sole, subjective and absolute discretion, shall determine; PROVIDED, HOWEVER, in the event Landlord does not consummate a lease with a third party within 180 days of Tenant's waiver of its Right of First Refusal (provided Landlord is not in ongoing lease negotiations with a third party) than Tenant's Right of First Refusal shall be reinstated. Tenant's Right of First Refusal shall be subject and subordinate to any renewal rights, expansion options, right of first refusal and rights of first offer previously granted by Landlord to Sprint.

       34. TERMINATION OPTION. Provided that Tenant has not exercised its expansion option (as set forth in Section 32 above) or its Right of First Refusal (as set forth in Section 33 above), with respect to the Additional Space and subject to the other conditions herein set forth,


                                         33.

Tenant may elect to terminate this Lease ("TERMINATION OPTION") effective as of the last day of the calendar month occurring 120 days after Tenant gives Landlord written notice of its desire to terminate (the "EARLY TERMINATION DATE"), which notice of termination must be actually received by Landlord between May 1, 1999 and June 30, 1999 ("TENANT'S TERMINATION NOTICE"). Tenant's Termination Option is conditioned on the following: (1) on or before the Early Termination Date, Tenant has paid Landlord all amounts due and owing under the Lease; and (2) Tenant pays to Landlord, within 15 days after notice from Landlord informing Tenant of the amount of the termination penalty, which termination penalty shall be the amount equal to the unamortized portion of Landlord's Costs, as hereinafter defined, as of the Early Termination Date calculated by amortizing Landlord's Costs over the Term on a daily basis, plus interest thereon at the rate of 10% per annum. "LANDLORD'S COSTS" means Landlord's costs related to this Lease, including, but not limited to costs Landlord incurred in preparing the Premises for lease by Tenant, legal costs, and leasing commissions. Tenant's right to exercise the Termination Option is further conditioned on: (i) Tenant not being in default at the time of exercise of the Termination Option or on the Early Termination Date; and (ii) Tenant not having subleased or vacated more than 25% of the Premises or assigned its interest under the Lease as of the date of exercise of the Termination Option or on the Early Termination Date. If the Termination Option is timely exercised, Tenant will deliver possession of the Premises to Landlord on the Early Termination Date in accordance with the terms of the Lease and all other terms and provisions will apply as if the Lease had expired according to its terms, including Tenant's obligation for payment of any increases in Operating Expenses attributable to periods prior to the Early Termination Date at such time as such obligation is determined. if Tenant fails to timely give notice, Tenant will be deemed to have waived its right to terminate under this Paragraph. Tenant's right to terminate the Lease pursuant to this Paragraph is personal to Tenant and may not be assigned. In the event of an assignment of the Lease or a subletting or vacation of more than 25% of the Premises, this Paragraph is null and void.

       All of the terms and provisions of the Lease, as herein amended and supplemented, are hereby ratified and confirmed, and shall remain in full force and effect.


                                         34.

       IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day and year first above written.


                            LANDLORD:

                            DENVER-STELLAR ASSOCIATES
                            LIMITED PARTNERSHIP
                            a Delaware limited partnership

                            By:    Amerimar Realty Management Co.,
                                   Colorado

                                   By:    Amerimar Realty Management Co.,
                                          Pennsylvannia
                                          its general partner

                                          By:    ARC-Management Co., Inc.
                                                 its general partner


Date:  2/24/99                                   By:    /s/ David G. Marshall
     ----------------                               ---------------------------
                                                        David G. Marshall,
                                                        President



                            TENANT:

                            JATO COMMUNICATIONS CORP.,
                            a Delaware corporation

Date:                       By:    /s/ Brian E. Gast
     ----------------          ----------------------------------------
                                   Authorized Signature        (title)




                            ATTEST:

Date:                       By:    /s/
     ----------------          ----------------------------------------
                                   Authorized Signature        (title)


                                         35.

                                  TABLE OF CONTENTS

                                                                                 PAGE

1.     Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

2.     Base Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

3.     Completion of Improvements. . . . . . . . . . . . . . . . . . . . . . . . . .2

4.     Additional Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

       (a)    Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

       (b)    Expense Adjustment . . . . . . . . . . . . . . . . . . . . . . . . . .3

       (c)    Adjustment for Services Not Rendered . . . . . . . . . . . . . . . . .4

       (d)    Tax Adjustment . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

       (e)    Partial Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

       (f)    Disputes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

       (g)    Place of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . .5

       (h)    Tenant Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

       (i)    Delay in Computation . . . . . . . . . . . . . . . . . . . . . . . . .6

5.     Use of Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

6.     Condition of Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

7.     Services. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

       (a)    List of Services . . . . . . . . . . . . . . . . . . . . . . . . . . .7

       (b)    Billing for Electricity. . . . . . . . . . . . . . . . . . . . . . . .9

       (c)    Interruption of Service. . . . . . . . . . . . . . . . . . . . . . . 10

8.     Alterations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

9.     Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

10.    Insurance and Waiver of Subrogation . . . . . . . . . . . . . . . . . . . . 12

11.    Fire or Casualty. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

12.    Waiver of Claims; Indemnification . . . . . . . . . . . . . . . . . . . . . 13

13.    Nonwaiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

14.    Condemnation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

15.    Assignment and Subletting . . . . . . . . . . . . . . . . . . . . . . . . . 15

16.    Holdover. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

17.    Estoppel Certificate. . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

18.    Subordination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

                                  TABLE OF CONTENTS
                                     (CONTINUED)



                                                                                 PAGE

19.    Certain Rights Reserved By Landlord . . . . . . . . . . . . . . . . . . . . 18

20.    Rules and Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

21.    Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

22.    Expenses of Enforcement . . . . . . . . . . . . . . . . . . . . . . . . . . 22

23.    Covenant of Quiet Enjoyment . . . . . . . . . . . . . . . . . . . . . . . . 23

24.    Security Deposit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

25.    Real Estate Broker. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

26.    Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

       (a)    Rights Cumulative. . . . . . . . . . . . . . . . . . . . . . . . . . 24

       (b)    Captions and Usage . . . . . . . . . . . . . . . . . . . . . . . . . 24

       (c)    Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

       (d)    Lease Contains All Terms . . . . . . . . . . . . . . . . . . . . . . 24

       (e)    Submission of Lease. . . . . . . . . . . . . . . . . . . . . . . . . 25

       (f)    No Air Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

       (g)    Modification of Lease. . . . . . . . . . . . . . . . . . . . . . . . 25

       (h)    Substitution of Other Premises . . . . . . . . . . . . . . . . . . . 25

       (i)    Transfer of Landlord's Interest. . . . . . . . . . . . . . . . . . . 26

       (j)    Recording; Short Form Memo . . . . . . . . . . . . . . . . . . . . . 26

       (k)    Covenants and Conditions . . . . . . . . . . . . . . . . . . . . . . 26

       (l)    Application of Payments. . . . . . . . . . . . . . . . . . . . . . . 27

       (m)    Security Interest. . . . . . . . . . . . . . . . . . . . . . . . . . 27

       (n)    Governing Law; Partial Invalidity. . . . . . . . . . . . . . . . . . 27

       (o)    Hazardous Materials. . . . . . . . . . . . . . . . . . . . . . . . . 27

27.    Telephone and Telecommunications Service. . . . . . . . . . . . . . . . . . 28

28.    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29

29.    Time is of the Essence. . . . . . . . . . . . . . . . . . . . . . . . . . . 31

                              FIRST AMENDMENT TO LEASE


     THIS FIRST AMENDMENT TO LEASE ("FIRST AMENDMENT") is made and entered into as of this 7th day of May, 1999, by and between DENVER-STELLAR ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter called "LANDLORD") and JATO COMMUNICATIONS CORP., a Delaware corporation (hereinafter called "TENANT").

                                      RECITALS

     A.   Landlord and Tenant entered into that certain Denver Place Plaza
Tower Agreement of Lease dated as of January 1, 1999 (the "LEASE"), pursuant to which Tenant leased approximately 4,215 square feet of rentable area located on the seventh (7th) floor and known as Suite 700 (the "EXISTING PREMISES"), in the office building known as Denver Place Plaza Tower, located at 1099 18th Street, Denver, Colorado 80202 (the "BUILDING").

     B. Tenant and Landlord desire to substitute the Existing Premises for approximately 21,454 square feet of rentable area located upon the twenty-second
(22nd) floor of the Building.

     C. Landlord and Tenant are the sole parties in interest under the Lease.

     D. Landlord and Tenant now desire to amend the Lease in the manner and form set forth herein.

                                     AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

     1.   SUBSTITUTION OF PREMISES.

          (a) The Existing Premises shall be substituted with that certain office space located on and consisting of the entire rentable area of the twenty-second (22nd) floor of the Building which is known as Suite 2200 and consists of approximately 21,454 square feet of rentable area depicted on the floor plan attached as EXHIBIT A-1, and hereby made a part hereof (hereinafter referred to as the "NEW PREMISES") effective 12:01 a.m. (Denver time) on the date (the "EFFECTIVE DATE") which is the later of (i) July 1, 1999 (the "SCHEDULED EFFECTIVE DATE") or (ii) the first day that the New Premises are Ready for Occupancy (hereinafter defined). As of the Effective Date, the New Premises shall be deemed to be the Premises for all purposes of the Lease as amended by this First Amendment and all references in the Lease to the Premises shall be deemed to refer to the New Premises instead of and in place of the Existing Premises.

          (b) Landlord shall, subject to any applicable governmental laws, rules, and regulations permit Tenant to enter upon the New Premises five
(5) days prior to the Effective Date (as reasonably estimated by Landlord) for the purpose of installing furniture, fixtures and equipment subject to the terms of the Lease as herein amended; PROVIDED, HOWEVER, Tenant shall not be obligated to pay any rent (Base Rent and additional rent). Tenant shall completely vacate the Existing Premises on or before 11:59 p.m. (Denver time), on the first Business Day following


                                          1.

the Effective Date in accordance with the provisions of paragraph 6 of the Lease and relinquish and redeliver possession of the Existing Premises to Landlord.

     2.   COMPLETION OF NEW PREMISES IMPROVEMENTS.

          (a) PRELIMINARY INFORMATION AND PLANS. Landlord has heretofore delivered to Tenant for use by Tenant's architect or engineer, such plan or plans and other information with respect to the New Premises and the Building as Tenant may reasonably require for proper and expeditious preparation of Tenant's layout plans for the New Premises ("TENANT'S LAYOUT PLANS"). Receipt of all such information is hereby acknowledged by Tenant.

          (b) TENANT'S LAYOUT PLANS. Tenant shall cause to be prepared at Tenant's expense and, not later than 12:00 noon (Denver time), May 7, 1999, shall deliver to Landlord one mylar and two black line prints of complete and final architectural working drawings (which shall be 1/8" scale), three copies of all specifications and two (2) non-copyrighted CADD disks, prepared by an architect or space planner approved by Landlord ("TENANT'S LAYOUT PLANS") for the construction and finishing of the New Premises for Tenant's occupancy. Tenant's Layout Plans shall (i) include the layout of Tenant's furniture, fixtures and equipment, (ii) include electrical and heat specifications for all of Tenant's fixtures and equipment, (iii) be signed and sealed by an architect licensed by and registered in the State of Colorado, and (iv) conform to all applicable laws and requirements of public authorities and insurance underwriters' requirements. Tenant's Layout Plans shall be subject to Landlord's review and written approval, which approval shall not be unreasonably withheld or delayed, and such plans shall be deemed modified to take account of any changes reasonably required by Landlord and approved by Tenant (which approval shall not be unreasonably withheld or delayed). Landlord shall notify Tenant whether or not the Tenant Layout Plans are approved within three (3) business days after their delivery to Landlord. Tenant's Layout Plans as approved by Landlord and with the aforesaid modifications, if any, are herein called the "Final Layout Plans". Tenant designates Eliot Boyle and/or Lynn Coit as Tenant's representative who Tenant agrees shall be available to meet and consult with Landlord at the New Premises respecting the matters which are the subject of this Paragraph 2 and who, as between Landlord and Tenant, shall have the power to legally bind Tenant, in making requests for changes, giving approval of plans or work, giving directions to Landlord or the like, under this Paragraph 2; and any notice or delivery given to such person personally or at his place of business shall have the same effect as a notice or delivery given to Tenant.

          (c) ENGINEERING PLANS. Landlord shall direct its engineers to prepare at Tenant's expense and, not later than ten (10) days after approval by Landlord of the Final Layout Plans, shall deliver to Tenant mechanical, electrical and fire protection engineering drawings and specifications ("ENGINEERING PLANS"), based on the Final Layout Plans (and such pertinent additional information as shall have been submitted by Tenant with Tenant's Layout Plans or as requested by Landlord), as may be required to complete the New Premises in accordance with the Final Layout Plans. As soon as reasonably possible, and in any event within five (5) days after submission to Tenant by Landlord of the Engineering Plans, Tenant shall give its written approval thereof if they are in substantial conformity with or a direct extension of the Final Layout Plans, otherwise such approval shall not be unreasonably withheld; HOWEVER, the Engineering Plans shall be deemed to have been approved by Tenant unless Tenant shall have


                                          2.

notified Landlord in writing to the contrary within five (5) days of their receipt by Tenant, stating in which respects such plans fail to conform with the Final Layout Plans. The Engineering Plans shall be deemed to have been approved by Tenant if they are returned by Tenant with specified changes noted and such changes are made, whether or not approval is thereafter specifically noted on the Engineering Plans so changed,

          (d)  COMPLETION BY LANDLORD. Landlord shall, in a good and workmanlike manner, cause the New Premises to be improved and completed in
accordance with the Final Layout Plans and the    Engineering Plans (the "TENANT
WORK") (such plans are hereinafter together called the "CONSTRUCTION PLANS"). Landlord reserves the right, HOWEVER; (i) to make substitutions of material or components of equivalent grade and quality when and if any specified material or component shall not be readily or reasonably available, and (ii) to make changes necessitated by conditions met in the course of construction, PROVIDED THAT Tenant's approval of any substantial change shall first be obtained (which approval shall not be unreasonably withheld or delayed so long as there shall be general conformity with the Final Layout Plans); PROVIDED, HOWEVER, Landlord shall not substitute carpet, floor coverings, paint or wall coverings without Tenant's prior approval which shall not be unreasonably withheld or delayed.
The Tenant Work shall be furnished, installed and performed by Landlord for an amount (hereinafter called the "Tenant Improvements Costs") equal to Landlord's out-of-pocket contract or purchase price or prices to be paid by Landlord to architects, engineers, material suppliers, subcontractors, independent contractors and/or other sources for the material, labor and services applied to the Tenant Work, plus a three percent (3%) construction management fee payable to Landlord and applicable sales taxes. Landlord agrees to obtain not less than three (3) bids for the completion of the Tenant Work from general contractors reasonably acceptable to Landlord and Tenant maintaining an "A" or "B" license with the City and County of Denver and the general contractor submitting the lowest bid shall be selected to complete the Tenant Work; PROVIDED, HOWEVER, that Landlord and Tenant may agree to select any other general contractor who submits a bid within two percent (2%) of the lowest bid PROVIDED such selection is made within one (1) business day after Landlord delivers the final bid summary to Tenant. Landlord currently estimates that the Tenant Work can be completed Ready for Occupancy by the Scheduled Effective Date (subject to delays beyond Landlord's control), PROVIDED the Final Layout Plans are completed on or before 5:00 p.m. (Denver time), May 7, 1999. "Ready for Occupancy" shall mean
(i) the date on which Landlord has substantially completed the Tenant Work as reasonably determined by Landlord and as certified by Tenant's architect and Landlord's architect, Lewis Himes Associates, Inc., in accordance with the Construction Plans, (ii) a certificate or approval has been issued by the City and County of Denver permitting Tenant's occupancy of the New Premises, and
(iii) Landlord's representative and Tenant's architect have jointly inspected the New Premises and accepted such work as substantially completed (in the exercise of their reasonable discretion), except for items or decorations which do not prevent Tenant's use of the New Premises. The Tenant Work shall be performed pursuant to a "guaranteed maximum price" construction contract, Tenant shall have the right to approve such construction contract, PROVIDED such approval shall not be unreasonably withheld or delayed.

          (e) INITIAL IMPROVEMENTS ALLOWANCE. Landlord shall provide an allowance for the Tenant Improvements Costs in the amount of Two Hundred Fifty-Seven Thousand Four Hundred Forty-Eight and No/100 Dollars ($257,448.00) ("Initial Improvements Allowance").


                                          3.

Tenant shall pay for all Tenant Improvements Costs exceeding the Initial Improvements Allowance(the "Excess Tenant Improvements Costs"). Tenant shall pay fifty percent (50%) of the Excess Tenant Improvements Costs to Landlord within thirty (30) days after the date that the contract for the completion of the Tenant Work is awarded and Landlord has furnished Tenant with an itemized bid summary, in reasonable detail, of the Tenant Improvements Costs and Tenant shall pay the balance of the Excess Tenant Improvements Costs to Landlord on or before the thirtieth (30th) day following the first day the Tenant Work is Ready for Occupancy. In addition, Landlord may require that, before the commencement of the construction of any work requested in any change orders to the Tenant Work that Tenant pay to Landlord one hundred percent (100%) of the cost to complete the work contemplated under such change orders as reasonably estimated by Landlord. Notwithstanding anything in this Amendment to the contrary, any costs incurred due to the remediation of Hazardous Materials, where such were not caused by Tenant shall not be included in the cost of Tenant Work and shall be the sole responsibility of Landlord.

          (f) ACCESS; ACCEPTANCE OF WORK. Landlord shall afford Tenant and its employees and agents (each herein referred to as a "Tenant Party") access to the New Premises at reasonable times prior to the commencement of the Term only in the presence of a representative of the Landlord, and at Tenant's sole risk and expense, for the purposes of inspecting and verifying Landlord's performance of the Tenant Work. Landlord agrees to provide a representative to accompany a representative of Tenant to inspect the New Premises during Landlord's normal business hours upon not less than four (4) hours' prior verbal notice. Tenant shall advise Landlord promptly of any objection to the performance of such work. In the event a Tenant Party accesses the New Premises prior to the date (the "Tenant Installation Date"), the New Premises are made available to Tenant pursuant to the provisions of Paragraph l(b) hereof, Tenant shall indemnify and hold Landlord and its partners, agents, servants, employees and general contractor (each herein referred to as an "Indemnified Party") harmless from any and all claims, losses, damages, fines and penalties incurred by an Indemnified Party including, but not limited to, reasonable attorneys' fees that in any way result from a Tenant Party's negligent and/or willfully wrongful activities within the New Premises without the supervision of a representative of the Landlord. In addition, Tenant agrees to pay to Landlord the sum of One Thousand Dollars ($1,000) each time a Tenant Party visits the New Premises prior to the Tenant Installation Date without the supervision of a representative of Landlord which payment shall not be deemed to be a fine or penalty but shall be deemed the payment of liquidated damages to the Landlord for Tenant's failure to comply with the provisions of this paragraph 2(f), it being further agreed that the Landlord's actual damages would be difficult to ascertain.

          (g) DELIVERY OF POSSESSION. If Landlord shall, for any reason (including, without limitation, failure to complete the work, if any, required to be done by Landlord under this First Amendment), fail to make available to Tenant possession of the New Premises on or before the Scheduled Commencement Date or any other date, Landlord shall not be subject to any liability for such failure nor for any failure to timely complete any work Under such circumstances Tenant's obligation to pay the Base Rent and additional rent pertaining to the New Premises shall not commence until the date the New Premises are Ready for Occupancy; and such failure to make available to Tenant possession of the New Premises on or before the Scheduled Commencement Date or any other date or to timely complete any work, shall not in


                                          4.

any other way affect the validity or continuance of the Lease as herein amended; PROVIDED, HOWEVER, the Term shall be extended such that the Termination Date shall occur on the last day of the sixtieth (60th) complete calendar month to occur after the Effective Date; PROVIDED, HOWEVER, that in the event the New Premises are not Ready for Occupancy on or before October 1, 1999, Tenant shall have the right to terminate the Lease as amended herein upon delivery of written notice to Landlord on or before November 15, 1999. Such deferral of rent and Tenant's right to terminate shall be Tenant's sole and exclusive rights and remedies with respect to any such failure. There shall be no deferral of rent or right to terminate, HOWEVER, if any such failure is caused in whole or part by any act or omission of Tenant, its agents, servants, employees or contractors, which has the effect of hindering or delaying Landlord's delivery of possession or the timely completion of any work to be done by Landlord (hereinafter a "Tenant Delay") including, without limitation, (i) any delay which is caused by changes in the work to be performed by Landlord in readying the New Premises for Tenant's occupancy, which changes are requested by Tenant after Tenant's submission of the Tenant Layout Plans as required by Landlord for approval thereof, or (ii) any delay which is caused by any failure by Tenant, without regard to any grace period applicable thereto, to furnish to Landlord any required plan, information, approval or consent within the period of time required therefor by the terms of this First Amendment, or (iii) any delay which is caused by the performance of any work or activity in the New Premises by Tenant or any of its employees, agents or contractors. Tenant also shall pay to Landlord, within thirty (30) days after receipt of demand made from time to time, a sum equal to any additional out-of-pocket cost incurred by Landlord in completing the Tenant Work resulting from any Tenant Delay.

          (h) OCCUPANCY. The Premises shall not be deemed incomplete or not Ready for Occupancy or for delivery of possession, if details of construction, mechanical adjustments or decoration, or other items of the Tenant Work which do not materially interfere with Tenant's use of the New Premises, remain to be done, provided a Certificate of Substantial Completion is issued by Landlord's architect.

          (i) ADDITIONAL IMPROVEMENTS ALLOWANCE. Provided Tenant is not in default (after the expiration of any applicable cure periods) in the performance of its obligations under the Lease as herein amended, Landlord agrees on a date occurring after December 15, 1999 and prior to January 15, 2000 to reimburse Tenant to the extent it has paid Excess Tenant Improvements Costs up to an amount not to exceed One Hundred Twenty-Eight Thousand Seven Hundred Twenty-Four and No/100 Dollars ($128,724.00) (the "Additional Improvements Allowance"). In addition, Landlord agrees to provide an allowance of up to Forty Thousand and No/100 Dollars ($40,000.00) (the "Common Area Allowance") to renovate the Common areas located on the twenty-second (22nd) floor of the Building (including restrooms, elevator lobby, fire stairwell doors, freight elevator doors and restroom entrance doors). In the event any portion of the Common Area Allowance is not used, it shall be added to the Additional Improvements Allowance.

     3. BASE RENT. Commencing on the Effective Date, Tenant shall pay to Landlord the following Base Rent:

          (a) Months one (1) through three (3): $338,774.76 annually / $28,231.23 monthly.


                                          5.

          (b) Months four (4) through sixty (60): $487,005.84 annually / $40,583.82 monthly.

     Base Rent shall be paid in advance on or before the first day of each calendar month during the Term.

     4. ADDITIONAL RENT. In addition to paying the Base Rent specified in Paragraph 3 above, from the Effective Date through and including the Termination Date, Tenant shall pay as additional rent the amounts determined in accordance with the provisions of paragraph 4 of the Lease, PROVIDED that Tenant's Proportionate Share shall be 4.174% (being the percentage calculated by dividing 21,454 square feet, the rentable area of the New Premises by 514,000 (being 95% of the rentable area of the office space in the Building). The rentable area of the New Premises has been calculated according to a method pursuant to which a portion of the common areas has been deemed included in the New Premises. The Base Rent and additional rent are sometimes herein collectively referred to as the "rent". All amounts of additional rent shall be payable in the same manner and at the same place as the Base Rent. Notwithstanding any provision contained in the Lease or this First Amendment to the contrary, Tenant shall not be obligated to pay any additional rent pursuant to the terms of this Paragraph 4 for the Calendar Year 1999.

     5.   SECURITY DEPOSIT.  ADDITION TO SECURITY DEPOSIT.  On or before May
7, 1999 Tenant shall deposit with Landlord the sum of$33,910.82 which shall be added to the Collateral and held as security for the prompt, full and faithful performance by Tenant of each and every provision of the Lease as herein amended and of all obligations of Tenant hereunder in accordance with the provisions of paragraph 24 of the Lease.

     6.   FIRST RIGHT OF REFUSAL.

          (a) Landlord hereby grants to Tenant a continuing right of first refusal (the "First Right of Refusal") covering all of the office space located upon the twenty-first (21st) floor of the Building (the "First Refusal Space"). If at any time after the date hereof, Landlord shall desire to lease all or part of the First Refusal Space (whether or not as part of a larger space), as evidenced by the issuance of a bona fide proposal to a third party by or on behalf of Landlord covering such space, or Landlord's acceptance of a bona fide proposal from a third party ("Third Party Proposal"), Landlord shall first offer to lease the First Refusal Space subject to the limitations provided below, by giving written notice ("Landlord's First Refusal Space Notice") to Tenant. Landlord's First Refusal Space Notice shall specify the amount of First Refusal Space covered by the Third Party Proposal (the "Designated First Refusal Space") and the date on which the Designated First Refusal Space is expected to be available for Tenant's lease. Within five (5) days after receiving Landlord's notice, Tenant shall give written notice to Landlord ("First Refusal Space Exercise Notice"), elect or decline to exercise its First Right of Refusal as to the Designated First Refusal Space. This First Right of Refusal shall require Tenant to lease the Designated First Offer Space on the same terms and conditions (including the same annual per square foot rental rates) included within such Third Party Proposal. If Tenant fails to exercise the First Right of Refusal by delivering written notice to Landlord within such five (5) day period, Tenant shall be deemed to have declined to exercise its First Right of Refusal. Notwithstanding the foregoing, Tenant shall have no night to exercise the First Right of


                                          6.

Refusal at any time that it is in default under the Lease as amended herein. If Tenant declines or is deemed to have declined to exercise the First Right of Refusal, Landlord thereafter shall have the right to lease the Designated First Refusal Space to a third party pursuant to terms that are substantially the same as such Third Party Proposal; PROVIDED, HOWEVER, in the event Landlord does not consummate a lease with a third party within 180 days after Tenant declines or is deemed to have declined to exercise its First Right of Refusal (provided Landlord is not in ongoing lease negotiations with a third party), then Tenant's First Right of Refusal shall be reinstated.

          (b) The First Right of Refusal shall be subject and subordinate to (i) Landlord's right to lease the First Refusal Space, or any portion thereof, to Arcadis Geraghty & Miller, Inc., the tenant currently occupying the First Refusal Space and/or its successors and assigns, and (ii) any renewal rights, expansion rights, rights of first refusal, rights of first offer and any similar rights subsequently granted by Landlord to a tenant leasing the First Refusal Space, or any portion thereof, after Tenant has declined to exercise its First Right of Refusal.

     7.   SECOND RIGHT OF REFUSAL.

          (a) Landlord hereby grants to Tenant a one time right of first refusal (the "Second Right of Refusal") covering that office space consisting of approximately 7,600 square feet of rentable space located upon the twenty-third
(23rd) floor of the Building and which is depicted on EXHIBIT A-2 attached hereto and incorporated herein by this reference (the "Second Refusal Space"). If at any time after the date hereof, Landlord shall desire to lease all or part of the Second Refusal Space (whether or not as part of a larger space), as evidenced by the issuance of a Third Party Proposal by or on behalf of Landlord covering such space, or Landlord's acceptance of a bona fide Third Party Proposal, Landlord shall first offer to lease the Second Refusal Space subject to the limitations provided below, by giving written notice ("Landlord's Second Refusal Space Notice") to Tenant. Landlord's Second Refusal Space Notice shall specify the amount of Second Refusal Space covered by the Third Party Proposal (the "Designated Second Refusal Space") and the date on which the Designated Second Offer Space is expected to be available for Tenant's lease, Within five
(5) days after receiving Landlord's notice, Tenant shall give written notice to Landlord ("Second Refusal Space Exercise Notice"), elect or decline to exercise its Second Right of Refusal as to the Designated Refusal Space. This Second Right of Refusal shall require Tenant to lease the Designated First Refusal Space on the same terms and conditions (including the same annual per square foot rental rate) included within such Third Party Proposal. If Tenant fails to exercise the Second Right of Refusal by delivering written notice to Landlord within such five (5) day period, Tenant shall be deemed to have declined to exercise its Second Right of Refusal. Notwithstanding the foregoing, Tenant shall have no right to exercise the Second Right of Refusal at any time that it is in default under the Lease as amended. If Tenant declines or is deemed to have declined to exercise the Second Right of Refusal, Landlord thereafter shall have the right to lease the Designated Second Refusal Space to a third party pursuant to terms that are substantially the same as such Third Party Proposal; PROVIDED, HOWEVER, in the event Landlord does not consummate a lease with a third party within 180 days after Tenant declines or is deemed to have declined to exercise its Second Right of Refusal (provided Landlord is not in ongoing lease negotiations with a third party), then Tenant's Second Right of Refusal shall be reinstated.


                                          7.

          (b) The Second Right of Refusal shall be subject and subordinate to Landlord's right to lease the Second Refusal Space, or any portion thereof, to the tenant currently occupying the Second Offer Space and/or its successors and assigns.

     8.   RENEWAL OPTION.

          (a) Tenant shall have the option to renew ("Renewal Option") the Term of the Lease as amended herein for one (1) additional term of five (5) years ("Renewal Term"), commencing July 1, 2004, and expiring at 11:59 p.m. (Denver time), June 30, 2009 on the condition that Tenant is not in default (after the expiration of applicable cure periods) under the Lease as amended herein at the time Tenant gives notice of exercise of the Renewal Option or at the time of commencement of the Renewal Term. Such renewal shall be on all of the terms, covenants and conditions of the Lease, as amended herein, except: (i) Tenant shall not have any right to further renewal beyond such additional five-year Renewal Term; (ii) Tenant shall not have any Second Right of Refusal during such Renewal Term; (iii) the annual Base Rent for the Premises for the Renewal Term shall be the greater of (A) $19.50 multiplied by the number of rentable square feet comprising the Premises at the time of the commencement of the Renewal Term or (B) the Fair Market Rental Rate (as hereinafter defined) of the Premises; PROVIDED, HOWEVER, that in the event the Fair Market Rental Rate is less than $19.50 on a per rentable square foot basis, the annual Base Rent for the Renewal Term shall be a market rate reasonably determined by Landlord based upon lease and/or lease renewal transactions (collectively the "Lease Transactions") pertaining to office space in the Building comparable to the Premises, entered into within three (3) months preceding the date of Tenant's delivery of notice exercising the Renewal Option, PROVIDED, in no event, shall the annual Base Rent during the Renewal Term be less than $14.00 multiplied by the number of rentable square feet comprising the premises at the time of the commencement of the Renewal Term; (iv) Landlord's Operating Expense Contribution shall mean $6.60 per square foot; (v) all parking spaces provided to Tenant for lease under the Parking Agreement shall be available for lease by Tenant during the Renewal Term at the monthly rate(s) announced from time to tune by the Operator of the Parking Garage. Tenant's Renewal Option shall be exercised only by Tenant giving Landlord written notice of Tenant's election to renew, on or before October 31, 2003, time being of the essence with respect to such notice. As of the date the Renewal Term begins, the Lease as herein amended shall be deemed modified in the manner set forth above, without the necessity of any further agreement or document; PROVIDED, HOWEVER, that either party to this First Amendment shall, upon request of the other party, execute, acknowledge, and deliver an instrument evidencing such renewal and modification of the Lease as herein amended,

          (b) For the purposes of this Paragraph 8, the term "Fair Market Rental Rate" or "FMRR" for the Premises for the Renewal Term shall mean an amount per square foot of the rentable area of the Premises per annum, reasonably determined by Landlord by reference to the market for comparable space (including the floor location and the extent and condition of the build-out) in first class office buildings located in the central business district of Denver, Colorado similar in age and quality to the Building, that a willing landlord would offer and a willing tenant would accept in an arms length transaction for the lease of such office space:

               (i)  commencing on the commencement date of the renewal
Term;


                                          8.

               (ii) providing for a tenant finish allowance equal to the value of the tenant improvements in place upon the Premises to a prospective tenant as of the commencement date of the Renewal Term; and

               (iii) otherwise on all of the terms and conditions of the Lease as amended herein, including the Tenant's obligation to pay Tenant's Proportionate Share of Operating Expenses and Taxes in accordance with the provisions of Paragraph 4 hereof.

          (c) Landlord shall deliver to Tenant its proposed FMRR for the Renewal Term within thirty (30) days after Landlord's receipt of notice of Tenant's election to exercise the Renewal Option ("Renewal Notice"). Landlord and Tenant shall use reasonable good faith efforts to mutually agree upon the FMRR within sixty (60) days after Tenant's delivery of the Renewal Notice.

          (d) In the event Landlord and Tenant cannot agree upon the FMRR for the Renewal Term within the sixty (60) days after Tenant's delivery of the Renewal Notice the FMRR shall be determined by appraisal, said appraisal shall be conducted in accordance with the following procedures:

               (i) Within twenty (20) days after receipt of a notice to appraise given by either party, Landlord and Tenant shall each select a real estate appraiser, who shall be a member of the American Institute of Real Estate Appraisers, and who shall have at least five (5) years appraisal experience with respect to commercial and office rental properties in the central business district of Denver, Colorado. If one of the parties hereto fails to appoint an appraiser within the time period prescribed, then the single appraiser appointed shall be the sole appraiser and shall determine the FMRR at issue. If two appraisers are appointed, they shall have thirty (30) days from the date the second appraiser is appointed (the "30-day Appraisal Period") within which to agree upon the FMRR at issue. The appraiser(s) shall be advised that the determination of the FMRR at issue shall be governed by the definitions of same set forth in this First Amendment. The determination by the two appraisers of the FMRR at issue shall be binding on Landlord and Tenant.

               (ii) The two appraisers appointed by the parties hereto are unable to agree upon the FMRR at issue within the 30-day Appraisal Period, then said appraisers shall attempt, within ten (10) days after the expiration of the 30-day Appraisal Period, to select a third appraiser (the "Third Appraiser"). If the first two appraisers are unable to agree on the Third Appraiser within the ten (10) day period prescribed in the immediately preceding sentence, either Landlord or Tenant, by giving ten (10) days notice to the other party hereto, shall request that the presiding judge of the District Court for the City and County of Denver, State of Colorado select the Third Appraiser.
The Third Appraiser, however selected, shall meet the qualifications set forth in subparagraph 8(d)(i) above, and shall be a person who has not previously acted in any capacity for either Landlord or Tenant.

               (iii) On or before the tenth (10th) day after the Third Appraiser is appointed or selected, the first two appraisers shall each simultaneously submit in sealed envelopes his/her opinion of the fair market base rent at issue, together with any written arguments or data in support of said opinion(s), to the Third Appraiser. Within thirty (30) days


                                          9.

after he/she is appointed or selected, the Third Appraiser shall determine the FMRR at issue by selecting one of the opinions submitted by the first two appraisers. The selection of the Third Appraiser shall be binding on Landlord and Tenant.

               (iv) Each party hereto shall pay the fees and expenses of the appraiser selected by such party, and the fees and expenses of the Third Appraiser shall be borne equally by Landlord and Tenant.

     9. PARKING. Effective as of the Effective Date, the first paragraph of EXHIBIT D of the Lease following the introductory provisions is amended to provide in its entirety as follows:

          The Building in which the Premises are located contains a parking garage for the benefit of tenants and the general public (hereinafter called "Parking Garage"). Landlord does not operate or manage the Parking Garage, but maintains a management agreement with an independent contractor (hereinafter called "Operator") for the management and operation of the Parking Garage. In order to rent parking space in the Parking Garage, Tenant must contract separately with Operator for such rentals. Landlord shall make available for Tenant and Tenant shall have a non-assignable option to rent from the Operator for the exclusive use of Tenant's employees thirty (30) parking spaces located in the Parking Garage at the prevailing monthly rate posted by the Operator. Tenant may exercise its option to rent these parking spaces by renting the parking spaces directly from the Operator on or before August 31, 1999. Tenant's failure to pay any rent due for such parking spaces shall constitute an event of default under the Lease as herein amended.

     10. TERMINATION OF LEASE PROVISIONS. The provisions contained in Sections 31 and 32 of the Addendum to the Lease are terminated and null, void and of no further effect.

     11.  TERMINATION OF RIGHT OF FIRST REFUSAL.  The Tenant's Fight of
First Offer provided in Section 33 of the Addendum to the Lease is terminated and null, void and of no further effect.

     12. TERMINATION OF RIGHT OF EARLY TERMINATION. Tenant's Termination Option as provided in under Section 34 of the Addendum to the Lease is terminated and null, void and of no further effect.

     13.  TERMINATION OF LANDLORD'S RIGHT TO SUBSTITUTE PREMISES.
Landlord's right to substitute the Premises as provided in paragraph 26(h) of the Lease is terminated and null, void, and of no further effect.

     14. SERVICES. The third sentence of subparagraph 7(a)(i) of the Lease is amended to provide in its entirety as follows:

          Landlord shall not be responsible for the failure of the HVAC system to provide normal comfort if such failure results from occupancy of the Premises by more than an average of one person for each 180 square feet


                                         10.

          of floor area or if Tenant uses heat producing equipment or equipment with electrical load of which, when combined with the load of all lighting fixtures, exceeds 2.5 watts per square foot of floor area in any one room or area.

     15. ASSIGNMENT AND SUBLETTING. This first sentence of paragraph 15 of the Lease is amended to provide in its entirety as follows:

          In addition to withholding its consent, Landlord shall have the additional right, exercisable within such 15 day period, to terminate this Lease in its entirety (where Tenant seeks to assign this Lease or sublet the entire Premises) or as to that portion of the Premises which Tenant seeks to sublet (where Tenant seeks to sublet only a portion of the Premises), PROVIDED THAT Landlord's right to termination in the event of a sublet shall only arise if the portion of the Premises Tenant seeks to sublet consists of greater than 10,000 rentable square feet.

     16. WAIVER OF TRIAL BY JURY. LANDLORD AND TENANT SHALL AND HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER CLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LEASE AND/OR THIS FIRST AMENDMENT, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OF OR OCCUPANCY OF THE PREMISES, AND ANY EMERGENCY STATUTORY OR ANY OTHER STATUTORY REMEDY.

     17. REAL ESTATE BROKER. Landlord and Tenant acknowledge and agree that: (i) Landlord has been represented in connection with this First Amendment by Amerimar Realty Management Co. Colorado ("Amerimar") as Landlord's agent and by Garth R. D. Tait, Broker, Ltd. ("Tait") as Landlord's subagent, and (ii) Tenant has been represented in connection with this First Amendment by Cushman Realty Corporation (Mark T. Stolte) ("Cushman") as Tenant's agent. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any claims, for a commission or other compensation in connection with this First Amendment, made by any broker or finder (other than Amerimar, Tait and Cushman) who claim to have dealt with or communicated to Tenant in connection with this First Amendment, PROVIDED THAT Landlord has not in fact retained such broker or finder. Landlord agrees to indemnify, defend and hold Tenant harmless from and against any claims, for a commission or other compensation in connection with this First Amendment, made by any broker or finder who claim to have dealt with or communicated to Landlord in connection with this First Amendment, provided that Tenant has not in fact retained such broker or finder.

     18. BINDING EFFECT. This First Amendment becomes effective only upon the execution by Landlord and Tenant,

     19. DEFINITIONS. All capitalized terms used herein, but not defined herein, shall have the Same meanings given to such terms in the Lease unless otherwise indicated.


                                         11.

     20.  TENANT'S REPRESENTATIONS CONCERNING ASSIGNMENT AND SUBLEASE.
Tenant represents and warrants to Landlord that (i) there are no subleases, assignments or other agreements between the Tenant and any third party concerning or affecting the Lease or the Premises or any portion thereof; and,
(ii) Tenant has not assigned, conveyed, pledged or granted any interest in the Lease or any portion of the Premises to any person or entity.

     21. REAFFIRMATION OF LEASE TERMS. Tenant and Landlord agree that the terms, covenants and conditions of the Lease shall remain and continue in full force and effect as amended herein. If there is any conflict between the terms and provisions of this First Amendment and the terms and provisions of the Lease, the terms and provisions of this First Amendment shall govern.

     22. GOVERNING LAW. The governing law of this First Amendment and all provisions hereunder shall be governed by and construed in accordance with the laws of the State of Colorado.

     23. COMPLETE AGREEMENT. This First Amendment contains all agreements, understandings and arrangements between the parties hereto with regard to the matters described herein.

     24. BENEFIT. Subject to the limitations on Tenant's assignment and subleasing provided in the Lease, this First Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

     25. COUNTERPARTS. This First Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.


                                         12.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this First Amendment to Lease as of the day and year first above written.

                              LANDLORD:

                              DENVER-STELLAR ASSOCIATES
                              LIMITED PARTNERSHIP,
                              A DELAWARE LIMITED PARTNERSHIP


                         By:  ARC Denver Associates L.L.C.,
                              a Delaware limited liability company,
                              its general partner


                         By:  ARC Denver Inc.,
                              a Delaware corporation, its manager

Date:     6/11/99             By:  /s/ David G. Marshall
     ----------------            -----------------------------------------
                                   David G. Marshall, President


                         TENANT:

                         JATO COMMUNICATIONS CORP.,
                         a Delaware corporation

Date:     5/11/99             By:  /s/ Brian E. Gast
     ----------------            -----------------------------------------
                                   (title)


                                         13.

                                     EXHIBIT A-1


                                    [FLOOR PLANS]

                                     EXHIBIT A-2


                                    [FLOOR PLANS]

                             SECOND AMENDMENT TO LEASE


     THIS SECOND AMENDMENT TO LEASE ("SECOND AMENDMENT") is made and entered into as of this 27th day of May, 1999, by and between DENVER-STELLAR ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter called "LANDLORD") and JATO COMMUNICATIONS CORP., a Delaware corporation (hereinafter called "TENANT").

                                      RECITALS

     A.   Landlord and Tenant entered into that certain Denver Place Plaza
Tower Agreement of Lease dated as of January 1, 1999 (the "LEASE"), as amended by a First Amendment to Lease dated May 26, 1999 (the "FIRST AMENDMENT"), pursuant to which Tenant leases approximately 4,215 square feet of rentable area located on the seventh (7th) floor known as Suite 700 (the "EXISTING PREMISES") and approximately 21,454 square feet of rentable area located on the twenty-second (22nd) floor known as Suite 2200 (the "NEW PREMISES"), in the office building known as Denver Place Plaza Tower, located at 1099 18th Street, Denver, Colorado 80202 (the "BUILDING"). The Lease as amended by the First Amendment will be hereinafter collectively referred to as the "Lease."

     B. Tenant and Landlord desire to amend certain terms related to the Addition to Security Deposit described in Paragraph 5 of the First Amendment.

     C. Landlord and Tenant are the sole parties in interest under the Lease.

     D. Landlord and Tenant now desire to amend the Lease in the manner and form set forth herein.

                                     AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

     1. AMENDMENT TO PARAGRAPH 5 OF FIRST AMENDMENT. Paragraph 5 of the First Amendment is hereby amended by deleting the entire paragraph set forth in the First Amendment and replacing it with the following in its entirety:

          5. SECURITY DEPOSIT. ADDITION TO SECURITY DEPOSIT. On or before the date of this Second Amendment, Tenant shall deposit the following with Landlord:

               (a) the sum of $33,910.82 which shall be added to the Collateral and held as security for the prompt, full and faithful performance by Tenant of each and every provision of the Lease as herein amended and of all obligations of Tenant hereunder in accordance with the provisions of paragraph 24 of the Lease;

               (b) a certificate of deposit in the face amount of $270,000 ("CD"), issued by a state or federally chartered bank reasonably acceptable to Landlord, to be held by Landlord for the balance of the Term to be held as additional security for the prompt, full and


                                          1.

faithful performance by Tenant of each and every provision of the Lease as herein amended and of all obligations of Tenant hereunder, which CD may be reduced or replaced only as provided in this paragraph.

               The CD is subject to the following additional terms and conditions:

               (i) Tenant may substitute a letter of credit government security or other investment grade security reasonably acceptable to Landlord ("ALTERNATE COLLATERAL") for the CD provided that the terms of the Alternate Collateral are acceptable to Landlord and offer reasonably similar security to Landlord as the CD, and further provided that all the provisions in this paragraph are satisfied with respect to the Alternate Collateral.

               (ii) Tenant may reduce the face amount of the CD in $54,000 increments, at Tenant's election, on the following dates: (a) January 30, 2001, (b) July 31, 2001, (c) July 31, 2002, and (d) July 31, 2003, with the amount which has theretofore not been applied refunded at the end of the Term. In the event of a monetary or material default beyond any applicable cure periods under the Lease occurs, Tenant will not be entitled to reduce the face amount of the CD, at all, and will immediately provide a CD to Landlord in the original face amount required in this paragraph, to be held for the balance of the Term, without reduction.

               (iii) The CD may be fully refunded at Tenant's election in the event Tenant gives Landlord satisfactory evidence that Tenant has received at least $30 million in new equity invested in Tenant's corporation for common stock or preferred stock in Tenant after May 31, 1999, as shown on Tenant's audited financial statement after the transfer of such equity to Tenant, which financial statement will be prepared by a licensed certified public accountant and certified as true and correct by the chief financial officer of Tenant and further provided that no monetary or material default under the Lease has occurred beyond any applicable cure periods.

               (iv) The CD will be initially purchased with a maturity date not greater than six months. The initial maturity date will be selected by Tenant and then Tenant will notify Landlord in writing of the maturity date. Upon maturity of the CD, all principal will be automatically reinvested in a subsequent three-month CD, with all accrued interest paid to Tenant on the date such CD matures, Each time the CD matures, the principal of the CD, as such principal may be reduced pursuant to the terms of this paragraph, will be reinvested in a subsequent three-month CD and accrued interest will be paid to Tenant until the end of the Term of the Lease.

     2. BINDING EFFECT. This Second Amendment becomes effective only upon the execution by Landlord and Tenant,

     3. DEFINITIONS. All capitalized terms used herein, but not defined herein, shall have the same meanings given to such terms in the Lease unless otherwise indicated.

     4. REAFFIRMATION OF LEASE TERMS. Tenant and Landlord agree that the terms, covenants and conditions of the Lease shall remain and continue in full force and effect as amended herein. If there is any conflict between the terms and provisions of this Second Amendment and the terms and provisions of the Lease, the terms and provisions of this Second Amendment shall govern.


                                          2.

     5. GOVERNING LAW. The governing law of this Second Amendment and all provisions hereunder shall be governed by and construed in accordance with the laws of the State of Colorado.

     6. COMPLETE AGREEMENT. This Second Amendment contains all agreements, understandings and arrangements between the parties hereto with regard to the matters described herein.

     7. BENEFIT. Subject to the limitations on Tenant's assignment and subleasing provided in the Lease, this Second Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

     8. COUNTERPARTS. This Second Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.


                                          3.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Second Amendment to Lease as of the day and year first above written.

                         LANDLORD:

                         DENVER-STELLAR ASSOCIATES
                           LIMITED PARTNERSHIP,
                         A DELAWARE LIMITED PARTNERSHIP


                         By:  ARC Denver Associates L.L.C.,
                              a Delaware limited liability company,
                              its general partner

                              By:  ARC Denver Inc.,
                                   a Delaware corporation,
                                   its manager

Date:     6/11/99             By:  /s/ David G. Marshall
     ----------------            -----------------------------------------
                                   David G. Marshall, President


                         TENANT:

                         JATO COMMUNICATIONS CORP.,
                         a Delaware corporation

Date:                         By:  /s/ Brian E. Gast
     ----------------            -----------------------------------------
                                                                 (title)


                                          4.

                        THIRD AMENDMENT TO LEASE

     THIS THIRD AMENDMENT TO LEASE ("Third Amendment") is made and entered into as of this 20th day of October, 1999, by and between DENVER-STELLAR ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter called "Landlord") and JATO COMMUNICATIONS CORP., a Delaware corporation (hereinafter called "Tenant").

                             R E C I T A L S

     A. Landlord and Tenant entered into that certain Denver Place Plaza Tower Agreement of Lease as of January 1, 1999 (the "Original Lease"), as amended by a First Amendment to Lease dated as of May 7, 1999 (the "First Amendment"), and Second Amendment to Lease dated as of May 27, 1999, pursuant to which Tenant leased approximately 4,215 square feet of rentable area located on the seventh (7th) floor known as Suite 700 (the "Original Premises") and approximately 21,454 square feet of rentable area located on the twenty-second (22nd) floor known as Suite 2200 (the "New Premises"), in the office building known as Denver Place Plaza Tower, located at 1099 - 18th Street, Denver, Colorado 80202 (the "Building"). The Lease as amended by the First Amendment and Second Amendment will be hereinafter collectively referred to as the "Lease".

     B. Tenant and Landlord desire to provide for Tenant's lease of additional office space located upon the twenty-eighth (28th) floor of the Building consisting of approximately 4,120 square feet of rentable area.

     C. Landlord and Tenant are the sole parties in interest under the Lease.

     D. Landlord and Tenant now desire to amend the Lease in the manner and form set forth herein.


                           A G R E E M E N T

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease effective at 12:01 a.m. (Denver time), October 20, 1999 (the "Third Amendment Effective Date") as follows:

     1. ACKNOWLEDGMENT AND AGREEMENT OF FIRST AMENDMENT EFFECTIVE DATE. Tenant acknowledges and agrees that the Effective Date under the First Amendment occurred August 1, 1999 and Tenant accepted the New Premises as of the Effective Date.

     2. FIRST ADDED PREMISES. Effective as of the Third Amendment Effective Date, that office space, known as Suite 2850, located on the twenty-eighth (28th) floor of the Building, consisting of approximately 4,120 square feet of rentable area which is depicted on EXHIBIT A-1 attached hereto and incorporated herein by this reference ("First Added Premises"), shall be added to and constitute to a part of the Premises described in the Lease, from the Third Amendment Effective Date, which is December 9, 1999 through and until 11:59 p.m. (Denver time) December 8, 2002 ("First Added Premises Termination Date"), upon the same terms and conditions as set forth in the Lease, except as otherwise provided in this Third Amendment. Tenant shall vacate the First Added Premises on or before the First Added Premises Termination Date and deliver the First Added Premises to Landlord in compliance with the provisions of Paragraph 6 of the Original Lease.

     3. BASE RENT. Effective as of the Effective Date, Tenant shall pay to Landlord the following Base Rent:

     (a)  From January 1, 1999 through July 31, 1999:

          Original Premises:         $80,085.00 annually/$6,673.75 monthly

     (b)  From August 1, 1999 through October 31, 1999:

          New Premises:              $338,774.76 annually/$28,231.23 monthly

     (c)  From November 1, 1999 through December 8, 1999:

          New Premises:              $487,005.84 annually/$40,583.82 monthly

     (d)  From December 9, 1999 through December 8, 2002:

          New Premises:              $487,005.84 annually/$40,583.82 monthly
          First Added Premises:      $90,640.08 annually/$7,553.34 monthly

     (e)  From December 9, 2002 through June 30, 2004:

          New Premises:              $487,005.84 annually/$40,583.82 monthly

     4. ADDITIONAL RENT. In addition to paying the Base Rent specified in Paragraph 3 above, on and after January 1, 2000 Tenant shall pay as "additional rent", the amounts determined in accordance with the provisions of Paragraph 4 of the Original Lease and Tenant shall pay as "additional rent", the amounts determined in accordance with the provisions of this Paragraph 4. The Base Rent and additional rent are sometimes herein collectively referred to as the "rent". All amounts of additional rent shall be payable in the same manner and as the same place as the Base Rent.

     Tenant's Proportionate Share shall mean [A] .82% during such portion of the Term that the Premises consist of the Original Premises being the percentage calculated by dividing 4,215 square feet (the rentable area of the Premises), by 514,000 square feet, [B] 4.174% during such portion of the Term that the Premises consists of the New Premises being the percentage calculated by dividing 21,454 square feet (the rentable area of the Premises) by 514,000 square feet, and [C] 4.975% during such portion of the Term that the Premises consists of the New Premises and First Added Premises being the percentage calculated by dividing 25,574 square feet (the rentable area of the Premises) by 514,000 square feet. Notwithstanding any provision contained in the Lease or this Third Amendment to the contrary, Tenant shall not be obligated to pay any additional rent pursuant to the terms of this Paragraph 4 for the Calendar Year 1999.

     5.   ACCEPTANCE OF FIRST ADDED PREMISES AND REFURBISHMENT ALLOWANCE

          (a) Tenant acknowledges that it has had the opportunity to inspect the First Added Premises and agrees to accept the First Added Premises in its current "as is" condition; provided, however, that Landlord agrees to construct demising walls to separate the First Added Premises from the adjacent premises and to paint the interior walls of the First Added Premises with Building standard paint-color to be selected by Tenant. Any modifications required to the First Added Premises to be compliant with code, including but not limiting to exiting requirements, and shall be at Landlord's sole cost.

          (b)  In the event the Tenant does not exercise the Partial
     Termination Option (hereinafter defined) and provided that Tenant has performed all of its obligations under the Lease as herein amended, Landlord shall provide, after October 1, 2000, an allowance (the "First Added Premises Allowance") to Tenant to refurbish and repair the First Added Premises, in the amount of Twelve Thousand Three Hundred Sixty and No/100 Dollars ($12,360.00); provided, however, that the First Added Premises Allowance shall only be used for the repair, maintenance, replacement or new construction of tenant improvements located and constructed upon the First Added Premises. Tenant shall be entitled to disbursements from the First Added Premises Allowance within thirty (30) days after submitting a written request to the Landlord together with evidence of Tenant's payment(s), and applicable mechanic's lien releases reasonably acceptable to Landlord. Any request for disbursement from the First Added Premises Allowance shall be not less than Three Thousand and No/100 Dollars ($3,000.00) excluding any final request necessary to cause a disbursement of the remaining balance of the First Added Premises Allowance. In the event the Tenant does not use the First Added Premises Allowance on or before March 31, 2001, Tenant shall not be entitled to any payment of the unused portion of the First Added Premises Allowance.

     6. TENANT'S PARTIAL TERMINATION OPTION. Provided that (i) Tenant is not in default under the Lease as herein amended, and (ii) Tenant has exercised its First Right of Refusal pursuant to the provisions of Paragraph 6(a) of the First Amendment to add not less than 4,120 square feet of rentable area (such area being herein referred to as the "Twenty-first Floor Premises") located upon the twenty-first (21st) floor of the Building to the Premises on or before July 31, 2000 ("Partial Termination Date"), Tenant shall have the option ("Partial Termination Option") to partially terminate this Lease as of the later of October 31, 2000 or the date the Twenty-first Floor Premises are ready for Tenant's occupancy (such date is herein referred to as the "First Added Premises Early Termination Date") with respect to the entire First Added Premises, provided that the Tenant delivers written notice of its intent to exercise said option ("Partial Termination Notice") to the Landlord on or before the Partial Termination Date. In the event Tenant has not delivered the Partial
Termination Notice to Landlord on or before the Partial Termination Date, Tenant's Partial Termination Option shall be deemed to have expired. If the Tenant exercises the Partial Termination Option as provided in this paragraph, then,

         (a) the First Added Premises shall no longer constitute a part of the Premises as of 11:59 p.m. (Denver time), on the First Added Premises Early Termination Date in compliance with the provisions of Paragraph 6 of the Original Lease.

         (b) "Exhibit D" of the Lease shall be amended to provide for thirty
     (30) parking spaces instead of thirty-four (34) parking spaces.

         (c) Tenant's annual Base Rent under Paragraph 3 herein shall be amended to eliminate any Base Rent for the First Added Premises.

         (d) Tenant's Proportionate Share, pursuant to Paragraph 4 above, shall be calculated so as not to include the First Added Premises.

     7. PARKING. Effective as of the Third Amendment Effective Date, the first paragraph of "Exhibit D" of the Lease following the introductory provisions is amended to provide in its entirety as follows:

         The Building in which the Premises are located contains a parking garage for the benefit of tenants and the general public (hereinafter called "Parking Garage"). Landlord does not operate or manage the Parking Garage, but maintains a management agreement with an independent contractor (hereinafter called "Operator") for the management and operation of the Parking Garage. In order to rent parking space in the Parking Garage, Tenant must contract separately with Operator for such rentals. Landlord shall make available for Tenant and Tenant shall have a non-assignable option to rent from the Operator for the exclusive use of Tenant's employees thirty-four
         (34) unreserved parking spaces located in the Parking Garage at the prevailing monthly rate posted by the Operator. Tenant may exercise its option to rent these parking spaces by renting the parking spaces directly from the Operator on or before October 31, 1999. Tenant's failure to pay any rent due for such parking spaces shall constitute an event of default under the Lease as herein amended.

     8. WAIVER BY TRIAL BY JURY. LANDLORD AND TENANT SHALL AND HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LEASE AND/OR THIS THIRD AMENDMENT, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OF OR OCCUPANCY OF THE PREMISES, AND ANY EMERGENCY STATUTORY OR ANY OTHER STATUTORY REMEDY.

     9. REAL ESTATE BROKER. Landlord and Tenant acknowledge and agree that: (i) Landlord has been represented in connection with this Third Amendment by Amerimar Realty Management Co.-Colorado ("Amerimar") as Landlord's agent and by Garth R. D. Tait, Broker, Ltd. ("Tait") as Landlord's subagent, and (ii) Tenant has been represented in connection with this Third Amendment by Cushman Realty Corporation (Mark T. Stolte) ("Cushman") as Tenant's agent. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any claims, for a commission or other compensation in connection with this Third Amendment, made by any broker or finder (other than Amerimar, Tait and Cushman) who claim to have dealt with or communicated to Tenant in connection with this Third Amendment, provided that Landlord has not in fact retained such broker or finder. Landlord agrees to indemnify, defend and hold Tenant harmless from and against any claims, for a commission or other compensation in connection with this Third Amendment, made by any broker or finder who claim to have dealt with or communicated to Landlord in connection with this Third Amendment, provided that Tenant has not in fact retained such broker or finder.

     10. BINDING EFFECT. This Third Amendment becomes effective only upon the execution by Landlord and Tenant.

     11. DEFINITIONS. All capitalized terms used herein, but not defined herein, shall have the same meanings given to such terms in the Lease unless otherwise indicated.

     12. TENANT'S REPRESENTATIONS CONCERNING ASSIGNMENT AND SUBLEASE. Tenant represents and warrants to Landlord that (i) there are no subleases, assignments or other agreements between the Tenant and any third party concerning or affecting the Lease or the Premises or any portion thereof; and, (ii) Tenant has not assigned, conveyed, pledged or granted any interest in the Lease or any portion of the Premises to any person or entity.

     13. REAFFIRMATION OF LEASE TERMS. Tenant and Landlord agree that the terms, covenants and conditions of the Lease shall remain and continue in full force and effect as amended herein. If there is any conflict between the terms and provisions of this Third Amendment and the terms and provisions of the Lease, the terms and provisions of this Third Amendment shall govern.

     14. GOVERNING LAW. The governing law of this Third Amendment and all provisions hereunder shall be governed by and construed in accordance with the laws of the State of Colorado.

     15. COMPLETE AGREEMENT. This Third Amendment contains all agreements, understandings and arrangements between the parties hereto with regard to the matters described herein.

     16. BENEFIT. Subject to the limitations on Tenant's assignment and subleasing provided in the Lease, this Third Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

     17. COUNTERPARTS. This Third Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

     18. ADDITION TO SECURITY DEPOSIT. On or before the date of this Third Amendment, Tenant shall deposit with Landlord an additional sum of $7,553.34, which shall be added to the Collateral for a total of $48,137.91, to be held as security for the prompt, full, and faithful performance by Tenant of each and every provision of the Lease as herein amended and of all obligations of Tenant hereunder in accordance with the provisions of Paragraph 24 of the Original Lease. In all other respects, Paragraph 24 of the Original Lease and Paragraph 1 of the Second Amendment are ratified and confirmed.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Third Amendment to Lease as of the day and year first above written.


                                   LANDLORD:

                                   DENVER-STELLAR ASSOCIATES
                                   LIMITED PARTNERSHIP, a Delaware
                                   limited partnership

                                   By:  ARC Denver Associates L.L.C., a
                                        Delaware limited liability company,
                                        its general partner

                                        By:  ARC Denver Inc., a Delaware
                                             corporation, its manager


Date:                              By:  /s/ David G. Marshall
       ----------------------           --------------------------------------
                                        David G. Marshall, President


                                   TENANT:

                                   JATO COMMUNICATIONS CORP.,
                                   a Delaware corporation


Date:                              By:  /s/ William D. Myers
       ----------------------           --------------------------------------
                                                                       (Title)